UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04852

Victory Portfolios
(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio			44144
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-539-3863

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Item 1. Reports to Stockholders.

October 31, 2018

Annual Report

Victory Diversified Stock Fund

Victory NewBridge Large Cap Growth Fund

Victory Special Value Fund

Victory Strategic Allocation Fund

Victory INCORE Fund for Income

Victory INCORE Investment Grade Convertible Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the Victory Funds or your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Table of Contents

Financial Statements
Victory Diversified Stock Fund
Schedule of Portfolio Investments	23
Statements of Assets and Liabilities	37
Statements of Operations	41
Statements of Changes in Net Assets	43-45
Financial Highlights	49-54
Victory NewBridge Large Cap Growth Fund
Schedule of Portfolio Investments	26
Statements of Assets and Liabilities	37
Statements of Operations	41
Statements of Changes in Net Assets	43-45
Financial Highlights	55-59
Victory Special Value Fund
Schedule of Portfolio Investments	28
Statements of Assets and Liabilities	37
Statements of Operations	41
Statements of Changes in Net Assets	43-45
Financial Highlights	60-64
Victory Strategic Allocation Fund
Schedule of Portfolio Investments	31
Statements of Assets and Liabilities	39
Statements of Operations	42
Statements of Changes in Net Assets	46-48
Financial Highlights	65-68
Victory INCORE Fund for Income
Schedule of Portfolio Investments	32
Statements of Assets and Liabilities	39
Statements of Operations	42
Statements of Changes in Net Assets	46-48
Financial Highlights	69-74
Victory INCORE Investment Grade Convertible Fund
Schedule of Portfolio Investments	34
Statements of Assets and Liabilities	39
Statements of Operations	42
Statements of Changes in Net Assets	46-48
Financial Highlights	75-76
Notes to Financial Statements	77
Report of Independent Registered Public Accounting Firm	91
Supplemental Information	92
Trustee and Officer Information	92
Proxy Voting and Form N-Q Information	95
Expense Examples	95
Additional Federal Income Tax Information	97
Privacy Policy (inside back cover)

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Victory Funds Letter to Shareholders

Dear Shareholder,

Has the worm turned? That's the question that many investors may be asking. The most recent annual reporting period (for the year ended October 31, 2018) seemingly began as a continuation of the prevailing trend, rallying into year-end 2017 in what has been hailed as the longest equity bull market in history.

But in early February, the era of low volatility ended abruptly. Investors were once again re-acquainted with market turmoil as the major market indices plummeted and the CBOE Volatility Index (VIX), often referred to as the market's "fear gauge," spiked. Although this had unusual ramifications for a variety of volatility-linked investment products, the overall market upheaval was fleeting. By spring, equity markets were headed higher once again, and this upward trend continued into the fall. However, a mix of trade turmoil, rising interest rates, and increasing concerns about global growth all conspired to spook investors. As we approached the end of the Funds' annual reporting period, volatility once again spiked in October.

Despite the periodic bouts of elevated volatility, the S&P 500® Index still registered a gain of 7.35 percent for the 12 months ended October 31, 2018. Looking back, the domestic markets were merely mirroring the economy, which grew at the robust pace of 4.2 and 3.5 percent in the second and third quarters of 2018, respectively, according to the U.S. Bureau of Economic Analysis. Job growth also continued unabated throughout the past year, and even wage growth made signs of a comeback.

In response, the Federal Reserve continued its trajectory of monetary tightening, both in the form of ending its bond buying program and gradually raising short-term interest rates. It is no surprise, then, that yields on 10-year U.S. Treasuries increased over the past year and ended the reporting period near 3.2 percent, the highest level seen in quite some time.

Thus, investors have been left with the conundrum: do robust economic metrics signal more good times ahead, or does the Federal Reserve's monetary tightening pose a threat? Plus, a significant shift in U.S. trade policy has unknown consequences, and the markets loath uncertainty.

It is important to remember, however, that these cross-currents often manifest themselves in pricing dislocations. We believe this creates an environment ripe for potential alpha generation. We are confident that our Victory Capital independent investment franchises, and the Funds they manage, will be able to differentiate themselves.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President
Victory Funds

Victory Equity Funds (Unaudited)

Victory Diversified Stock Fund

Portfolio Holdings

As a Percentage of Total Investments

Commentary

The Victory Diversified Stock Fund (the "Fund") seeks to provide long-term growth of capital. The Fund returned -0.20% (Class A Shares at net asset value), while the S&P 500® Index benchmark (the "Index") returned 7.35% for the year ended October 31, 2018. Within the Fund, Consumer Staples and Health Care sectors delivered the strongest absolute returns, while Materials and Energy sectors were the weakest. The Fund's sector allocation was a headwind to relative performance as it was underweight in the top performing sectors in the Index (Consumer Discretionary, Technology, Health Care, Communications Services), while the Fund's exposure to higher earnings yield was also a material detractor.

Consumer Staples was the Fund's top performing sector on both an absolute and relative basis, with the Fund's holdings generating a mid-teens total return on the back of strong stock selection. The Fund's top performer was Costco Wholesale, a position entered after the stock sold off on the news that Amazon was acquiring Whole Foods. The market's negative reaction to the acquisition proved overblown, assigning little credit for the company's extremely loyal membership base, strong value proposition, ongoing improvements in its e-commerce platform, strong traffic trends and accelerating/best-in-class comparable sales.

The Technology and Consumer Discretionary sectors both generated single-digit total returns for the Fund but were the Fund's worst performing sectors on a relative basis. The headwind the Fund experienced from a value tilt was most acute in these sectors, while the Fund also experienced some challenges from industry positioning and stock selection. Within Technology, the Fund's overweight to semi-capital equipment and underweight to software and services explained a great deal of its underperformance. Within Consumer Discretionary, the Fund's underperformance was attributable to overexposure to homebuilders, which were pressured by rising rates, and underweight to Amazon.

The Fund maintains material overweight allocations to the Industrial and Finance sectors, and a more modest overweight allocation to the Energy sector. Within Industrials, the Fund's exposure is focused on trucking, railroads, construction machinery and building products. In Finance, we continue to like banks and capital markets, and recently put on exposure to consumer finance. In Energy, the Fund's exposure is to exploration and production firms as well as refiners and the large integrated oil and gas players. The Fund has current underweight allocations to the Utilities, Real Estate, Consumer Staples, Technology, Materials and Health Care sectors. Overall, the Fund currently has positive exposure to growth, earnings yield, and highly profitable companies with a smaller-cap bias.

The Fund continues to focus on companies that we believe have superior earnings growth, return on invested capital, and positive earnings/price momentum combined with a reasonable valuation over a wide spectrum of market capitalizations. We are confident that this combination of characteristics positions the Fund for strong competitive performance.

Victory Equity Funds (Unaudited)

Victory Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2018

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	10/28/89		3/1/02		8/31/07	3/26/99	3/3/14	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500 Index(1)
One Year	–0.20%	–5.92%	–1.02%	–1.82%	0.05%	–0.47%	0.10%	0.01%	7.35%
Three Year	6.07%	4.00%	5.20%	5.20%	6.36%	5.77%	6.40%	6.30%	11.52%
Five Year	7.01%	5.75%	6.13%	6.13%	7.29%	6.70%	N/A	7.24%	11.34%
Ten Year	9.79%	9.15%	8.90%	8.90%	10.10%	9.50%	N/A	N/A	13.24%
Since Inception	9.76%	9.54%	5.55%	5.55%	5.71%	5.96%	7.01%	9.74%	N/A
Expense Ratios
Gross	1.05%		1.87%		0.80%	1.33%	1.29%	0.94%
With Applicable Waivers	1.05%		1.87%		0.80%	1.33%	0.78%	0.86%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2018. Additional information pertaining to the Fund's expense ratios as of October 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Diversified Stock Fund — Growth of $10,000

(1)The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Equity Funds (Unaudited)

Victory NewBridge Large Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed-income securities. The net asset value per share of the Victory NewBridge Large Cap Growth Fund (the "Fund") will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The U.S. equity market extended 2017's better than expected gains with the Russell 1000 Growth Index (the "Index") and S&P 500® Index ("S&P 500®") increasing for the fiscal year ended October 31, 2018.

Despite a brutal October 2018, equities extended gains for another year with the Index increasing 10.71%, following last year's impressive growth of 29.71% and 23.63% for the Index and S&P 500®, respectively.

Performance for November and December 2017 continued the strong positive trend that equities exhibited throughout most of last year and was followed by one of the best Januarys on record before experiencing a significant spike in volatility in early February. The abrupt sell-off was largely driven by a higher than expected wage report combined with a sudden unwinding of a crowded short volatility trade. The episode proved to be short-lived as the market quickly recovered and marked new highs in March before encountering another bout of volatility that same month. This second wave of market volatility stemmed largely from Facebook's Cambridge Analytica scandal in late March and kept the market down until the second week of April. Yet again, equities eventually broke to the upside as changes to the U.S. tax code amplified already impressive revenue and earnings growth and investors concluded that Facebook's issues would be quickly solved. The third wave of market volatility came with Facebook's earnings report on July 25 when investors realized the problem was deeper than initially thought and the remedy management outlined would lead to lower profitability and slower growth. Facebook lost $120 billion in market capitalization that day and cast a pall on other high growth stocks which had enjoyed strong momentum for an extended period of time. As investors digested this news and re-evaluated valuations broadly, trade tensions between the U.S. and China escalated and culminated in the most volatile October since 2012.

The Fund, which had outperformed through September underperformed on a relative basis for the month of October as the stocks that sold off the most were the kind of growth stocks in which the Fund is typically invested. During that period, the disconnect between fundamentals and performance led to indiscriminate declines in solid companies with strong results and growth prospects. It also created an opportunity to add to positions in the Fund.

Victory Equity Funds (Unaudited)

Victory NewBridge Large Cap Growth Fund (continued)

Over the course of fiscal 2018, Consumer Discretionary was the Fund's best performing sector and provided the biggest contribution to performance with Amazon being one of the best performers as well as the biggest holding in the Fund. Other notable contributors were Ulta Beauty and newer holdings such as Burlington Stores and TAL Education, which was short-lived in the Fund but contributed meaningfully.

Health Care was the second best performing sector but did not contribute as much to overall performance because it had less than half the weight as technology, the Fund's largest sector exposure. Long-standing holdings such as Edwards Lifesciences and Zoetis were complemented by newer companies such as Abiomed, Illumina and UnitedHealth Group.

Technology, the Fund's largest sector, benefitted from strong gains in Adobe, ServiceNow and Red Hat. Many of the Fund's tech holdings experienced significant sell-offs during the month of October but the Fund retained, and even increased, positions as the fundamental outlooks remained intact.

The worst performing sectors were Materials and Consumer Staples as both sectors nominally detracting from the Fund's overall performance with Sherwin Williams and Monster Beverage being the sole holding in each sector, respectively. For the fiscal year ended October 31, 2018, the Fund returned 9.41% (Class A shares at net asset value) while the Index returned 10.71%. The Fund seeks to provide long-term capital appreciation.

Outlook

Much as we thought growth stocks would have a better year in 2017 as compared to 2016, the results were well ahead of what anyone hoped for due to globally synchronized economic growth. Global GDP far exceeded the most optimistic forecasts and equities followed in tandem. The valuation compression many growth stocks suffered relative to value stocks in 2016 set the stage for a particularly good year for growth stocks in 2017. As 2017 came to a close, the changes to the U.S. tax code continued to fuel the rise in equities in 2018. A less synchronized economic backdrop in which the U.S. economy fared quite a bit better than the rest of the world led to a commensurate delinking between U.S. and non-U.S. equities. That said, equities did encounter several episodes of volatility for the reasons stated above and investors will likely continue to focus on the dual concerns of inflation and trade policy. While both risks are noteworthy, we believe they are contained and manageable.

A review of inflation's primary components (energy, labor and capital) indicate that innovation and competition are powerful offsets to inflation. Energy prices have declined from highs set in early 2018 and despite unemployment at levels last seen immediately after World War II and Vietnam, labor costs are not rising at a rapid pace. The rising cost of capital, or an overshoot by the Fed, is what many investors fear with respect to inflation. Not far behind is the unknown impact from trade tensions and tariffs, which inherently raises the cost of goods and therefore is also inflationary.

In the interim, pro-growth policy changes, such as tax reform/cuts and deregulation, have increased investor and business confidence and contributed to positive market action earlier in the year. We remain optimistic that solid economic conditions will sustain strong corporate results, a supportive equity market and a constructive backdrop for the Fund. While a positive economic backdrop is subject to change, we believe that many of last year's and this quarter's winners will continue to report financial results that meet or exceed expectations due to company specific fundamentals. The Fund's holdings generally have strong balance sheets that we feel make them less vulnerable to rising interest rates. We also believe that the Fund's holdings have capable management teams that innovate, operate and allocate resources better than their peers.

Victory Equity Funds (Unaudited)

Victory NewBridge Large Cap Growth Fund (continued)

Average Annual Return

Year Ended October 31, 2018

	Class A		Class C		Class I	Class R	Class Y
INCEPTION DATE	12/31/03		12/31/03		3/1/11	12/31/03	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 1000® Growth Index(1)
One Year	9.41%	3.15%	8.47%	7.81%	9.74%	9.06%	9.75%	10.71%
Three Year	8.64%	6.52%	7.80%	7.80%	9.08%	8.29%	8.98%	13.67%
Five Year	9.46%	8.16%	8.58%	8.58%	9.85%	9.08%	9.77%	13.43%
Ten Year	12.06%	11.39%	11.15%	11.15%	N/A	11.65%	N/A	15.45%
Since Inception	7.94%	7.51%	7.08%	7.08%	9.89%	7.59%	11.62%	N/A
Expense Ratios
Gross	1.40%		2.27%		1.01%	2.83%	1.42%
With Applicable Waivers	1.36%		2.10%		0.95%	1.65%	1.02%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2018, as supplemented. Additional information pertaining to the Fund's expense ratios as of October 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory NewBridge Large Cap Growth Fund — Growth of $10,000

(1)The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Equity Funds (Unaudited)

Victory Special Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Commentary

The Victory Special Value Fund (the "Fund") seeks to provide long-term growth of capital and dividend income. The Fund returned -0.42% (Class A Shares at net asset value), while the S&P 500® Index benchmark (the "Index") returned 7.35% for the year ended October 31, 2018. Within the Fund, Consumer Staples and Health Care delivered the strongest absolute returns, while Materials and Energy were the weakest. The Fund's sector allocation was a headwind to relative performance as we were underweight the top performing sectors in the Index (Consumer Discretionary, Technology, Health Care, Communications Services), while our exposure to higher earnings yield was also a material detractor.

Consumer Staples was the Fund's top performing sector on both an absolute and relative basis, with the Fund's holdings generating a mid-teens total return on the back of strong stock selection. The Fund's top performer was Costco Wholesale, a position entered after the stock sold off on the news that Amazon was acquiring Whole Foods. The market's negative reaction to the acquisition proved overblown, assigning little credit for the company's extremely loyal membership base, strong value proposition, ongoing improvements in its e-commerce platform, strong traffic trends and accelerating/best-in-class comparable sales.

The Technology and Consumer Discretionary sectors both generated single-digit total returns for the Fund but were the Fund's worst performing sectors on a relative basis. The headwind the Fund experienced from a value tilt was most acute in these sectors, while the Fund also experienced some challenges from industry positioning and stock selection. Within Technology, the Fund's overweight to semi-capital equipment and underweight to software and services explained a great deal of its underperformance. Within Consumer Discretionary, the Fund's underperformance was attributable to overexposure to homebuilders, which were pressured by rising rates, and underweight to Amazon.

The Fund maintains material overweight allocations to the Industrial and Finance sectors, and a more modest overweight allocation to the Energy sector. Within Industrials, the Fund's exposure is focused on trucking, railroads, construction machinery and building products. In Finance, we continue to like banks and capital markets, and recently put on exposure to consumer finance. In Energy, the Fund's exposure is to exploration and production firms as well as refiners and the large integrated oil and gas players. The Fund has current underweight allocations to the Utilities, Real Estate, Consumer Staples, Technology, Materials and Health Care sectors. Overall, the Fund currently has positive exposure to growth, earnings yield, and highly profitable companies with a smaller-cap bias.

The Fund continues to focus on companies that we believe have superior earnings growth, return on invested capital, and positive earnings/price momentum combined with a reasonable valuation over a wide spectrum of market capitalizations. We are confident that this combination of characteristics positions the Fund for strong competitive performance.

Victory Equity Funds (Unaudited)

Victory Special Value Fund (continued)

Average Annual Return

Year Ended October 31, 2018

	Class A		Class C		Class I	Class R	Class Y
INCEPTION DATE	12/3/93		3/1/03		8/31/07	12/21/99	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500 Index(1)
One Year	–0.42%	–6.16%	–1.35%	–2.34%	–0.28%	–0.71%	–0.21%	7.35%
Three Year	5.77%	3.70%	4.78%	4.78%	5.87%	5.46%	6.01%	11.52%
Five Year	5.87%	4.62%	4.91%	4.91%	6.04%	5.56%	6.14%	11.34%
Ten Year	9.52%	8.87%	8.51%	8.51%	9.78%	9.17%	N/A	13.24%
Since Inception	8.49%	8.23%	7.71%	7.71%	3.93%	7.83%	8.21%	N/A
Expense Ratios
Gross	1.27%		2.21%		1.25%	1.57%	2.07%
With Applicable Waivers	1.27%		2.20%		1.15%	1.57%	1.10%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2018. Additional information pertaining to the Fund's expense ratios as of October 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Special Value Fund — Growth of $10,000

(1)The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Hybrid Funds (Unaudited)

Victory Strategic Allocation Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The Victory Strategic Allocation Fund's (the "Fund") investments are subject to the following principal risks, either directly or indirectly through investment in the Underlying Funds:

•  The Adviser's asset selection methodology may produce incorrect judgments about the value a particular investment or asset class and may not produce the desired results

•  The value of the equity securities may decline. A company's earnings may not increase as expected.

•  An Underlying Fund in which the Fund invests may not achieve its investment objective. Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.

•  The Adviser is subject to conflicts of interest in allocating the Fund's assets among affiliated Underlying Funds (the Victory Funds), unaffiliated Underlying Funds, or a combination of both. The Adviser may have an incentive to allocate the Fund's assets to those Victory Funds for which the net advisory fees payable to the Adviser are higher than the fees payable by other Victory Funds or unaffiliated Underlying Funds.

•  The Fund may be subject to the risk that its assets are invested in a particular sector or industry in the economy and as a result, the value of the Fund may be adversely impacted by events or developments affecting such sector or industry.

•  The earnings and prospects of small- and mid-sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.

•  Interest rates may rise or the rate of inflation may increase, impacting the value of an Underlying Fund's investments in fixed income securities. A debt issuer's credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.

•  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. In a rising interest rate environment or when investor redemptions from fixed income funds are higher than normal, liquidity risk may be magnified due to the increased supply in the market that would result from selling activity.

•  A U.S. government agency or instrumentality may default on its obligation and the U.S. government may not provide support.

•  Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign

Victory Hybrid Funds (Unaudited)

Victory Strategic Allocation Fund (continued)

companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

•  The risks related to investing in foreign securities are generally greater with respect to securities of companies associated with emerging markets. Emerging market companies may experience more volatility than those in developed countries due to greater risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

•  The use of derivative instruments, including futures, options and credit default swap contracts, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that a small investments or small price movements can result in substantial gains or losses.

•  Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors. Commodity-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Fund Commentary

The Fund seeks to provide income and long-term growth of capital. For the fiscal year ended October 31, 2018, the Fund had a total return of -2.56% (Class A Shares at net asset value) underperforming its benchmark, the Custom Index (60% MSCI All Country World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index) (the "Index"), which had a total return of -0.98% over the same period.

Over the fiscal year, the global capital markets were generally weak with the strong exception of the US Equity Markets, as measured by the S&P 500® Index. The U.S. Equity Markets were exceptionally strong in the area of growth-oriented stocks that have exhibited stretched valuations versus historical norms. Beyond global equity markets, global asset prices of fixed income and commodity instruments also declined over the year. Much of the decline in the global indices outside of the U.S. Equity Market can be attributed to concerns over trade wars, economic growth concerns, geo-political risk, and normalization of interest rate policy by global central banks. The U.S. Equity Markets have received support from global investor sentiment as the "safest market" given the previously noted global concerns.

The Fund was positioned throughout the year to provide more diversification by more equally weighting the U.S. and foreign equity markets when compared to the MSCI All Country World Index, which detracted from Fund performance versus the Index. The valuation of equity markets abroad appear more compelling and are coincident with an earlier stage of their respective economic growth cycle than that of the U.S. Equity Markets. This detracted from

Victory Hybrid Funds (Unaudited)

Victory Strategic Allocation Fund (continued)

the Fund's return as those exposures did not keep pace with the strong U.S. equity markets. The Fund continued to be positioned to exhibit less interest rate risk associated with the U.S. Treasury market versus the Index by partially substituting an equity income-oriented strategy. This contributed significantly to the Fund's performance almost offsetting approximately half of the underperformance from an overweight to Non-U.S. Equity Markets.

Despite all the global risks, the economic backdrop remains largely constructive for global equities, in our view. In Japan, corporate profits are at record highs and machinery orders have strong upside momentum. In Europe, though manufacturing came under pressure mostly due to caution surrounding tariffs, services remained supportive, and a weaker euro bodes well for exports. In the U.S., GDP growth remains robust. This is not to say risks do not remain — interest rates are rising, the Fed is tightening, trade wars may escalate, and emerging markets may continue to weigh on growth — but rather that the balance could appear to be tilted to the upside.

Although volatility has increased during 2018, we remain bullish on global equity market valuations and long-term growth prospects. We continue to focus our investments on attractive relative valuations and powerful diversification benefits that exist globally.

Victory Hybrid Funds (Unaudited)

Victory Strategic Allocation Fund (continued)

Average Annual Return

Year Ended October 31, 2018

	Class A		Class C		Class I	Class R
INCEPTION DATE	12/10/93		3/1/03		8/31/07	12/15/99
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MSCI All Country World Index(1)	Barclays U.S. Aggregate Bond Index(2)	60% MSCI All Country World Index/40% Barclays U.S. Aggregate Bond Index
One Year	–2.56%	–8.16%	–3.26%	–4.20%	–2.29%	–2.77%	–0.52%	–2.05%	–0.98%
Three Year	3.18%	1.17%	2.44%	2.44%	3.44%	2.90%	7.74%	1.04%	5.13%
Five Year	4.61%	3.38%	3.86%	3.86%	4.87%	4.32%	6.15%	1.83%	4.54%
Ten Year	7.44%	6.80%	6.65%	6.65%	7.81%	7.11%	9.75%	3.94%	7.67%
Since Inception	6.56%	6.31%	5.47%	5.47%	4.76%	4.19%	N/A	N/A	N/A
Expense Ratios
Gross	1.63%		2.42%		1.45%	2.64%
With Applicable Waivers	1.24%		1.99%		0.99%	1.49%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2018. Additional information pertaining to the Fund's expense ratios as of October 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Strategic Allocation Fund — Growth of $10,000

(1)The MSCI All Country World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. It is not possible to invest directly in an index.

(2)The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Taxable Fixed Income Fund (Unaudited)

Victory INCORE Fund for Income

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

For the fiscal year ended October 31, 2018, the Victory INCORE Fund for Income (the "Fund") (Class A Shares at net asset value) had a total return of -0.91%, underperforming the Fund's benchmark index, the Bloomberg Barclays U.S. Capital 1-5 Year U.S. Government Bond Index, which had a total return of -0.38%.

Equity markets were up on the year across the three major indices. Unlike the equity markets, most bond prices fell as yields rose. The yield curve flattened. Prices move opposite yields.

During the year, only a small sliver of the bond universe outperformed duration-neutral U.S. Treasury bonds — commercial mortgage backed securities and asset-backed securities, (2% and 1/2% of the Bloomberg Barclay's Aggregate Index, respectively). The underperformance was led by corporate bonds at (-0.49%). The mortgage market lagged similar average life U.S. Treasury bonds by (-0.23%). The U.S. Treasury market had a total return of (-1.97%). Within the mortgage market, the Federal National Mortgage Association led the Federal Home Loan Mortgage Corporation, which in turn led the Government National Mortgage Association ("GNMA"). GNMA has endured headline risk, however, GNMA has recently begun to turn the corner.

The Fund's 1% allocation to GNMA multi-family and 4% allocation to GNMA structure led performance. The Fund' 5% allocation to U.S. Treasury bonds was nearly as strong as multi-family and structure, while GNMA pools were also positive contributors to performance. Most fixed income sectors underperformed duration-neutral U.S. Treasury bonds and some by quite a large margin. The Fund's performance relative to the mortgage-backed securities market (-1.52%) and the GNMA market (-1.58%), was above average given the challenges in the market for the past 12-18 months. We may also expect a bit more of a tailwind, should the Fed reduce the pace of rate increases, given market turmoil and globally slowing economies.

The Fund's objective is to deliver a high level of current income consistent with the preservation of shareholder's capital. We seek to achieve this by investing in securities backed by the 100% full faith and credit of the U.S. government. Being a bond fund in a rising rate environment presents challenges, but generally, we believe the Fund will lose less than funds with either longer durations or greater credit exposures. Interest rates have continued to

Victory Taxable Fixed Income Fund (Unaudited)

Victory INCORE Fund for Income (continued)

rise, particularly in the short end of the yield curve. Given recent equity market volatility, a distinct lack of strong inflation pressures domestically and against a backdrop of slowing global growth (China and Germany in particular), we believe that it is likely that the Fed will raise rates in December 2018, then pause to see how the economy progresses given the headwinds.

Victory Taxable Fixed Income Fund (Unaudited)

Victory INCORE Fund for Income (continued)

Average Annual Return

Year Ended October 31, 2018

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	3/26/99		3/1/02		3/1/11	9/16/87	3/4/15	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Bloomberg Barclays Capital 1-5 Year U.S. Government Bond Index(1)
One Year	–0.91%	–2.94%	–1.69%	–2.63%	–0.64%	–0.79%	–0.52%	–0.61%	–0.38%
Three Year	0.06%	–0.60%	–0.75%	–0.75%	0.30%	0.06%	0.33%	0.25%	0.39%
Five Year	0.75%	0.34%	–0.03%	–0.03%	1.03%	0.77%	N/A	0.96%	0.69%
Ten Year	2.51%	2.31%	1.71%	1.71%	N/A	2.51%	N/A	N/A	1.57%
Since Inception	3.45%	3.34%	2.13%	2.13%	1.42%	5.13%	0.46%	0.69%	N/A
Expense Ratios
Gross	0.88%		1.67%		0.61%	0.88%	0.73%	0.68%
With Applicable Waivers	0.88%		1.67%		0.61%	0.88%	0.63%	0.68%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2018. Additional information pertaining to the Fund's expense ratios as of October 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory INCORE Fund for Income — Growth of $10,000

(1)Bloomberg Barclays Capital 1-5 Year U.S. Government Bond Index is a market-weighted index measuring the performance of Treasury and Agency securities issued by the United States Government with maturities of one to five years. The index does not include the effect of expenses of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Hybrid Funds (Unaudited)

Victory INCORE Investment Grade Convertible Fund

Portfolio Holdings

As a Percentage of Total Investments

For the fiscal year ended October 31, 2018, the Victory INCORE Investment Grade Convertible Fund (the "Fund") returned 1.87% (Class A Shares at net asset value) compared to the 3.88% return of the ICE BofAML Investment Grade U.S. Convertible 5% Constrained Index (VX5C) (the "Index"). The Fund seeks to provide a high level of current income together with long-term capital appreciation.

Equity and convertible markets produced positive returns, while bonds fell during the fiscal year ended October 31, 2018. Coming off a year when major stock indices returned over 20%, stocks continued to climb in 2018. The building blocks of a bull market — GDP growth, rising earnings, ample liquidity — combined with recent tax cuts, continued to fuel investor confidence early in the year. Bullish sentiment ran high early in 2018. But after a strong start to the year, which included January's 5.72% advance, the largest one-month percentage gain in the S&P 500 since March 2016, stocks reversed course, beginning their first 10% correction in recent memory. The S&P 500 dropped 10.1% from its high on January 26 to its low on February 8, as volatility returned to the market. After an extended period of relative tranquility, the CBOE Volatility Index (VIX) spiked in early February to a closing high of 37, after spending all of 2017 hovering around 11, and never reaching higher than 16 in the year. Experts disagreed on what caused the market sell-off and the spike in volatility, but fears of central bank tightening and rising interest rates likely played a role. Stocks quickly rebounded as investors realized that not much had changed fundamentally. After talk of tariffs and trade wars caused more volatility in March, stocks commenced a steady ascent that generally lasted through September. Prosperity ended in October however, as stocks narrowly missed a second 10% correction in the closing month of the fiscal year, falling 9.3% to its closing low on October 29th. This time, the sell-off was generally caused by concerns over global growth and geopolitical tension, coupled with some unexpectedly weak earnings reports. Even with two nearly 10% corrections, the S&P 500 managed to return 7.35% for the fiscal year as compared to the ICE BofAML Investment Grade Convertible Index (VXA1) return of 4.02% and Index return of 3.88%. Both stocks and convertibles easily outdistanced the negative 2.05% return of the Bloomberg Barclays Aggregate Bond Index.

In terms of the Fund's sector performance, driven by Anthem Inc., Becton Dickinson and Illumina, Health Care was the Fund's best performing sector during the year. Not all was positive in the sector however, as Bristol-Myers Squibb, hampered by uninspiring clinical drug trials, declined significantly in value. The Information Technology sector proved to be the next best performing Fund sector. Within Information Technology, software developer Red Hat became the Fund's top performer during a year that culminated with a takeover agreement by IBM in October. Chipmaker Intel provided a notable performance boost to Information Technology and the Fund as well. Information Technology also contained the worst performing convertible during the year, Lam Research, as the semi-conductor capital

Victory Hybrid Funds (Unaudited)

Victory INCORE Investment Grade Convertible Fund (continued)

equipment provider suffered from spending cutbacks by its major clients. The Industrials sector was the Fund's worst performing sector suffering from declines by both Stanley Black & Decker and Dycom Industries convertibles. Barely negative for the year, Consumer Discretionary was the Fund's next worst performing sector. The Utilities, Energy, Real Estate, and Financials sectors provided modestly positive contributions, while the Materials sector was modestly negative.

In managing the Fund, we strive to invest in high-quality convertibles with attractive underlying common stocks. We structure the Fund by spreading out our holdings across the three types of convertibles: 1) equity-sensitive convertibles; 2) total return, middle-of-the-road convertibles; and 3) defensive, fixed-income oriented convertibles. With this structure, we seek to provide a favorable balance between upside potential and downside exposure to equities. As of October 31, 2018, the Fund is overweight compared to its benchmark in the Health Care, Industrials, Materials, and Real Estate sectors. It is underweighted in the Financials, Consumer Discretionary, and Utilities sectors. The Fund is broadly diversified amongst individual issues, economic sectors, credits, and convertible types.

Victory Hybrid Funds (Unaudited)

Victory INCORE Investment Grade Convertible Fund (continued)

Average Annual Return

Year Ending October 31, 2018

	Class A		Class I
INCEPTION DATE	4/14/88		8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	ICE BofAML Investment Grade U.S. Convertible 5% Constrained Index(1)
One Year	1.87%	–0.18%	2.16%	3.88%
Three Year	7.79%	7.05%	8.21%	10.24%
Five Year	7.64%	7.21%	8.09%	9.77%
Ten Year	9.96%	9.73%	10.39%	10.78%
Since Inception	7.54%	7.47%	5.36%	N/A
Expense Ratios
Gross	1.30%		0.94%
With Applicable Waivers	1.30%		0.94%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2018, as supplemented. Additional information pertaining to the Fund's expense ratios as of October 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory INCORE Investment Grade Convertible Fund — Growth of $10,000

(1)ICE BofAML Investment Grade U.S. Convertible 5% Constrained Index is a market capitalization-weighted index of domestic corporate convertible securities. Bonds and preferred stocks must be convertible only to common stock, ADR's or cash equivalent and have a market value of at least $50 million. Composed of Coupon, OID, or zero coupon convertible bonds rated by Moody's and/or S&P with an average rating of Baa3/BBB- or higher. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Portfolios Victory Diversified Stock Fund	Schedule of Portfolio Investments October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.0%)
Communication Services (10.6%):
Alphabet, Inc., Class C (a)	14,895	$16,039
Comcast Corp., Class A	213,713	8,151
Netflix, Inc. (a)	5,595	1,688
Nexstar Broadcasting Group, Inc., Class A (b)	52,034	3,897
T-Mobile US, Inc. (a) (b)	57,174	3,919
Verizon Communications, Inc.	76,095	4,344
YY, Inc., ADR (a)	38,140	2,437
		40,475
Consumer Discretionary (9.7%):
Amazon.com, Inc. (a)	6,855	10,954
Burlington Stores, Inc. (a)	18,314	3,141
D.R. Horton, Inc.	67,184	2,416
Dollar General Corp.	47,153	5,252
O'Reilly Automotive, Inc. (a)	15,849	5,083
Penske Automotive Group, Inc.	80,928	3,592
Ross Stores, Inc.	31,342	3,103
The Home Depot, Inc.	21,543	3,789
		37,330
Consumer Staples (4.7%):
Costco Wholesale Corp.	8,777	2,007
PepsiCo, Inc.	23,715	2,665
Sysco Corp.	29,922	2,134
The Procter & Gamble Co.	45,077	3,997
Wal-Mart Stores, Inc.	72,335	7,254
		18,057
Energy (7.7%):
Callon Petroleum Co. (a)	186,837	1,863
Chevron Corp.	68,473	7,645
EOG Resources, Inc.	36,690	3,865
Laredo Petroleum, Inc. (a)	160,619	842
Newfield Exploration Co. (a)	194,475	3,928
Occidental Petroleum Corp.	46,734	3,134
Phillips 66	41,935	4,312
Valero Energy Corp. (b)	43,733	3,984
		29,573
Financials (17.2%):
Ally Financial, Inc.	213,863	5,434
Ameriprise Financial, Inc.	20,545	2,614
Athene Holding Ltd., Class A (a)	111,273	5,087
Bank of America Corp.	230,556	6,340
Berkshire Hathaway, Inc., Class B (a)	43,045	8,836
Cathay General Bancorp	132,891	5,006
E*TRADE Financial Corp.	79,413	3,925
Essent Group Ltd. (a)	135,634	5,347
FCB Financial Holdings, Inc. (a)	77,701	3,040

See notes to financial statements.

Victory Portfolios Victory Diversified Stock Fund	Schedule of Portfolio Investments — continued October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
JPMorgan Chase & Co.	55,802	$6,084
Northern Trust Corp. (b)	52,821	4,969
Regions Financial Corp.	204,415	3,469
TD Ameritrade Holding Corp.	108,722	5,623
		65,774
Health Care (13.9%):
AbbVie, Inc.	82,583	6,429
Biogen, Inc. (a)	7,088	2,157
Cigna Corp.	32,227	6,890
CVS Health Corp.	95,486	6,912
Innoviva, Inc. (a)	180,342	2,518
Johnson & Johnson	59,113	8,275
Merck & Co., Inc.	51,384	3,782
Pfizer, Inc.	86,202	3,712
UnitedHealth Group, Inc.	27,626	7,221
Universal Health Services, Inc., Class B (b)	45,584	5,541
		53,437
Industrials (14.3%):
Allison Transmission Holdings, Inc.	127,301	5,612
Comfort Systems USA, Inc.	50,676	2,710
FedEx Corp.	11,871	2,616
J.B. Hunt Transport Services, Inc.	47,608	5,266
Marten Transport Ltd.	92,152	1,775
Norfolk Southern Corp.	33,121	5,559
PACCAR, Inc.	82,541	4,722
Patrick Industries, Inc. (a)	45,078	1,961
SkyWest, Inc.	60,239	3,451
Union Pacific Corp.	48,972	7,161
United Rentals, Inc. (a)	36,316	4,360
United Technologies Corp.	35,730	4,438
Universal Forest Products, Inc.	103,500	2,926
XPO Logistics, Inc. (a)	26,071	2,330
		54,887
Information Technology (19.0%):
Apple, Inc.	96,927	21,212
Cisco Systems, Inc.	102,838	4,705
Entegris, Inc.	65,477	1,738
Intel Corp.	115,107	5,396
KEMET Corp. (b)	98,339	2,142
Mastercard, Inc., Class A	13,592	2,687
Microsoft Corp.	178,116	19,024
ON Semiconductor Corp. (a) (b)	226,072	3,843
PayPal Holdings, Inc. (a)	23,031	1,939
Visa, Inc., Class A	20,013	2,759
Vishay Intertechnology, Inc. (b)	107,536	1,968
Zebra Technologies Corp., Class A (a)	32,670	5,433
		72,846

See notes to financial statements.

Victory Portfolios Victory Diversified Stock Fund	Schedule of Portfolio Investments — continued October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.9%):
Packaging Corp. of America	35,658	$3,274
Total Common Stocks (Cost $336,088)		375,653
Exchange-Traded Funds (1.1%)
SPDR S&P 500 ETF Trust (b)	16,009	4,333
Total Exchange-Traded Funds (Cost $4,312)		4,333
Collateral for Securities Loaned^ (2.5%)
BlackRock Liquidity Funds TempFund, Institutional Class, 2.29% (c)	2,407,201	2,407
Fidelity Investments Money Market Government Portfolio, Institutional Class, 2.10% (c)	2,596,834	2,597
Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 2.23% (c)	240,902	241
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.31% (c)	601,779	602
JPMorgan Prime Money Market Fund, Capital Class, 2.28% (c)	2,407,105	2,407
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.29% (c)	1,323,914	1,324
Total Collateral for Securities Loaned (Cost $9,578)		9,578
Total Investments (Cost $349,978) — 101.6%		389,564
Liabilities in excess of other assets — (1.6)%		(6,221)
NET ASSETS — 100.00%		$383,343

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on October 31, 2018.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

See notes to financial statements.

Victory Portfolios Victory NewBridge Large Cap Growth Fund	Schedule of Portfolio Investments October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.3%)
Communication Services (13.0%):
Activision Blizzard, Inc.	9,808	$677
Alphabet, Inc., Class C (a)	1,104	1,189
Facebook, Inc., Class A (a)	7,746	1,176
		3,042
Consumer Discretionary (22.8%):
Alibaba Group Holding Ltd., ADR (a)	3,975	566
Amazon.com, Inc. (a)	1,113	1,778
Booking Holdings, Inc. (a)	450	844
Burlington Stores, Inc. (a)	4,904	841
GrubHub, Inc. (a)	5,062	469
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	2,961	813
		5,311
Consumer Staples (2.6%):
Monster Beverage Corp. (a)	11,668	617
Financials (6.4%):
First Republic Bank	4,999	455
MarketAxess Holdings, Inc.	2,857	599
The Charles Schwab Corp.	9,865	456
		1,510
Health Care (24.3%):
ABIOMED, Inc. (a)	1,938	661
Alexion Pharmaceuticals, Inc. (a)	6,515	730
Align Technology, Inc. (a)	2,511	555
Canopy Growth Corp. (a)	4,264	157
Edwards Lifesciences Corp. (a)	4,752	702
Illumina, Inc. (a)	2,004	624
UnitedHealth Group, Inc.	5,003	1,308
Zoetis, Inc.	10,405	938
		5,675
Industrials (5.6%):
CSX Corp.	11,652	802
XPO Logistics, Inc. (a)	5,747	514
		1,316
Information Technology (23.6%):
NVIDIA Corp.	3,553	749
PayPal Holdings, Inc. (a)	8,662	729
PTC, Inc. (a)	6,633	547
Red Hat, Inc. (a)	4,122	708
Salesforce.com, Inc. (a)	5,098	700

See notes to financial statements.

Victory Portfolios Victory NewBridge Large Cap Growth Fund	Schedule of Portfolio Investments — continued October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Servicenow, Inc. (a)	3,951	$714
Visa, Inc., Class A	9,751	1,344
		5,491
Total Common Stocks (Cost $13,820)		22,962
Total Investments (Cost $13,820) — 98.3%		22,962
Other assets in excess of liabilities — 1.7%		398
NET ASSETS — 100.00%		$23,360

(a)  Non-income producing security.

ADR — American Depositary Receipt

See notes to financial statements.

Victory Portfolios Victory Special Value Fund	Schedule of Portfolio Investments October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.8%)
Communication Services (10.6%):
Alphabet, Inc., Class C (a)	2,560	$2,757
Comcast Corp., Class A	36,711	1,400
Netflix, Inc. (a)	968	292
Nexstar Broadcasting Group, Inc., Class A (b)	8,855	663
T-Mobile US, Inc. (a)	9,776	670
Verizon Communications, Inc.	13,100	748
YY, Inc., ADR (a)	6,645	425
		6,955
Consumer Discretionary (9.8%):
Amazon.com, Inc. (a)	1,186	1,895
Burlington Stores, Inc. (a)	3,163	542
D.R. Horton, Inc.	11,612	418
Dollar General Corp.	8,052	897
O'Reilly Automotive, Inc. (a)	2,704	867
Penske Automotive Group, Inc.	13,976	620
Ross Stores, Inc.	5,352	530
The Home Depot, Inc.	3,710	653
		6,422
Consumer Staples (4.7%):
Costco Wholesale Corp.	1,514	346
PepsiCo, Inc.	4,034	453
Sysco Corp.	5,123	365
The Procter & Gamble Co.	7,689	682
Wal-Mart Stores, Inc.	12,339	1,238
		3,084
Energy (7.7%):
Callon Petroleum Co. (a)	31,963	319
Chevron Corp.	11,589	1,294
EOG Resources, Inc.	6,161	649
Laredo Petroleum, Inc. (a) (b)	27,912	146
Newfield Exploration Co. (a)	33,614	679
Occidental Petroleum Corp.	7,903	530
Phillips 66	7,313	752
Valero Energy Corp.	7,443	678
		5,047
Financials (17.2%):
Ally Financial, Inc.	36,736	933
Ameriprise Financial, Inc.	3,537	450
Athene Holding Ltd., Class A (a)	19,233	879
Bank of America Corp.	39,229	1,080
Berkshire Hathaway, Inc., Class B (a)	7,395	1,518
Cathay General Bancorp (b)	22,939	864
E*TRADE Financial Corp.	13,647	674
Essent Group Ltd. (a)	22,635	892
FCB Financial Holdings, Inc. (a)	12,767	500

See notes to financial statements.

Victory Portfolios Victory Special Value Fund	Schedule of Portfolio Investments — continued October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
JPMorgan Chase & Co.	9,455	$1,031
Northern Trust Corp.	9,247	870
Regions Financial Corp.	35,554	603
TD Ameritrade Holding Corp.	18,755	970
		11,264
Health Care (14.0%):
AbbVie, Inc.	14,219	1,107
Biogen, Inc. (a)	1,217	370
Cigna Corp.	5,536	1,184
CVS Health Corp.	16,440	1,190
Innoviva, Inc. (a)	30,857	431
Johnson & Johnson	10,083	1,411
Merck & Co., Inc.	8,775	646
Pfizer, Inc.	14,596	629
UnitedHealth Group, Inc.	4,756	1,242
Universal Health Services, Inc., Class B	7,878	958
		9,168
Industrials (14.5%):
Allison Transmission Holdings, Inc.	23,147	1,020
Comfort Systems USA, Inc.	8,775	469
FedEx Corp.	2,053	453
J.B. Hunt Transport Services, Inc.	8,212	908
Marten Transport Ltd.	15,837	305
Norfolk Southern Corp.	5,690	955
PACCAR, Inc.	14,209	813
Patrick Industries, Inc. (a)	7,604	331
SkyWest, Inc.	10,185	583
Union Pacific Corp.	8,413	1,231
United Rentals, Inc. (a)	6,254	751
United Technologies Corp.	6,227	773
Universal Forest Products, Inc.	17,040	482
XPO Logistics, Inc. (a)	4,434	396
		9,470
Information Technology (19.4%):
Apple, Inc.	16,809	3,679
Cisco Systems, Inc.	17,631	807
Entegris, Inc.	11,107	295
Intel Corp.	19,622	920
KEMET Corp. (b)	16,825	366
Mastercard, Inc., Class A	2,340	463
Microsoft Corp.	31,026	3,314
ON Semiconductor Corp. (a)	39,612	673
PayPal Holdings, Inc. (a)	3,977	335
Visa, Inc., Class A	3,445	474
Vishay Intertechnology, Inc. (b)	18,451	338
Zebra Technologies Corp., Class A (a)	5,586	929
		12,593

See notes to financial statements.

Victory Portfolios Victory Special Value Fund	Schedule of Portfolio Investments — continued October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.9%):
Packaging Corp. of America	6,134	$563
Total Common Stocks (Cost $60,175)		64,566
Exchange-Traded Funds (0.5%)
SPDR S&P 500 ETF Trust (b)	1,293	350
Total Exchange-Traded Funds (Cost $349)		350
Collateral for Securities Loaned^ (2.2%)
BlackRock Liquidity Funds TempFund, Institutional Class, 2.29% (c)	364,499	364
Fidelity Investments Money Market Government Portfolio, Institutional Class, 2.10% (c)	393,460	393
Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 2.23% (c)	36,500	37
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.31% (c)	91,179	91
JPMorgan Prime Money Market Fund, Capital Class, 2.28% (c)	364,713	365
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.29% (c)	200,593	201
Total Collateral for Securities Loaned (Cost $1,451)		1,451
Total Investments (Cost $61,975) — 101.5%		66,367
Liabilities in excess of other assets — (1.5)%		(1,011)
NET ASSETS — 100.00%		$65,356

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on October 31, 2018.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

See notes to financial statements.

Victory Portfolios Victory Strategic Allocation Fund	Schedule of Portfolio Investments October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (17.6%)
VictoryShares International Volatility Wtd ETF	63,210	$2,279
VictoryShares US Multi-Factor Minimum Volatility ETF	86,350	2,501
VictoryShares US Small Cap Volatility Wtd ETF	25,316	1,137
Total Affiliated Exchange-Traded Funds (Cost $5,344)		5,917
Affiliated Mutual Funds (80.9%)
Victory Market Neutral Income Fund, Class I	792,565	7,695
Victory INCORE Total Return Bond Fund, Class R6	469,455	4,230
Victory Integrity Discovery Fund, Class Y	26,751	1,118
Victory RS Global Fund, Class Y	767,806	9,643
Victory Sophus Emerging Markets Small Cap Fund, Class Y	281,404	2,156
Victory Trivalent Emerging Markets Small-Cap Fund, Class Y	198,674	2,255
Total Affiliated Mutual Funds (Cost $28,620)		27,097
Total Investments (Cost $33,964) — 98.5%		33,014
Other assets in excess of liabilities — 1.5%		518
NET ASSETS — 100.00%		$33,532

ETF — Exchange-Traded Fund

See notes to financial statements.

Victory Portfolios Victory INCORE Fund for Income	Schedule of Portfolio Investments October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Government National Mortgage Association (94.3%)
Multi-family (1.3%):
Collateralized Mortgage Obligations (1.0%):
Government National Mortgage Assoc.
Series 2010-136, Class BH, 7.00%, 11/16/40	$659	$666
Series 2012-33, Class AB, 7.00%, 3/16/46	4,710	5,046
Series 2012-67, Class AF, 7.00%, 4/16/44	411	415
		6,127
Pass-throughs (0.3%):
Government National Mortgage Assoc.
7.49%, 8/15/20 – 11/15/20	52	52
7.50%, 8/15/21	33	34
7.92%, 7/1/23	310	310
8.00%, 1/15/31 – 11/15/33	1,219	1,220
7.75%, 9/15/33	430	431
		2,047
Single Family (93.0%):
Collateralized Mortgage Obligations (3.3%):
Government National Mortgage Assoc.
Series 1994-7, Class PQ, 6.50%, 10/16/24	196	205
Series 1997-8, Class PN, 7.50%, 5/16/27	38	38
Series 1999-4, Class ZB, 6.00%, 2/20/29	325	325
Series 2001-10, Class PE, 6.50%, 3/16/31	251	250
Series 2001-21, Class PE, 6.50%, 5/16/31	185	201
Series 2002-22, Class GF, 6.50%, 3/20/32	41	42
Series 2002-33, Class ZJ, 6.50%, 5/20/32	115	127
Series 2002-45, Class QE, 6.50%, 6/20/32	75	83
Series 2002-47, Class PG, 6.50%, 7/16/32	29	32
Series 2002-47, Class ZA, 6.50%, 7/20/32	207	227
Series 2005-74, Class HB, 7.50%, 9/16/35	20	22
Series 2005-74, Class HC, 7.50%, 9/16/35	89	99
Series 2011-166, Class NT, 7.75%, 11/20/31 (a)	1,350	1,515
Series 2012-106, Class JM, 7.30%, 10/20/34 (a)	1,071	1,191
Series 2012-30, Class WB, 7.08%, 11/20/39 (a)	4,541	4,973
Series 2013-190, Class KT, 8.10%, 9/20/30 (a)	1,368	1,467
Series 2013-51, Class BL, 6.10%, 4/20/34 (a)	2,919	3,155
Series 2013-64, Class KY, 6.93%, 12/20/38 (a)	1,841	2,061
Series 2013-70, Class KP, 7.07%, 2/20/39 (a)	1,606	1,781
Series 2014-69, Class W, 7.25%, 11/20/34 (a)	226	251
Series 2014-74, Class PT, 7.73%, 5/16/44 (a)	414	461
Series 2015-55, Class PT, 7.92%, 6/20/39 (a)	1,188	1,292
		19,798

See notes to financial statements.

Victory Portfolios Victory INCORE Fund for Income	Schedule of Portfolio Investments — continued October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Pass-throughs (89.7%):
Government National Mortgage Assoc.
7.75%, 11/15/20	$190	$193
10.50%, 12/15/20	5	5
6.00%, 1/15/22 – 4/15/40	31,291	34,261
7.00%, 5/20/22 – 1/15/39	124,268	139,682
7.00%, 7/15/35	374	419
8.00%, 6/20/22 – 4/15/38	53,300	61,165
7.95%, 9/15/22	29	30
7.13%, 3/15/23 – 7/15/25	1,313	1,374
5.50%, 7/15/23	37	39
6.50%, 8/20/23 – 7/15/39	172,854	192,113
10.00%, 4/15/25 – 2/15/26	557	577
9.50%, 7/15/25	1	1
9.00%, 2/15/26 – 11/15/48 (b)	3,417	3,882
7.50%, 8/15/26 – 2/15/38	85,441	96,082
6.13%, 6/20/28 – 9/20/29	535	550
6.28%, 10/20/28 – 12/20/29	985	1,047
6.10%, 5/20/29 – 7/20/31	984	1,034
7.30%, 4/20/30 – 2/20/31	465	480
6.49%, 5/20/31 – 3/20/32	1,341	1,437
8.50%, 6/15/31 – 7/15/32	8,027	9,120
		543,491
Total Government National Mortgage Association (Cost $595,017)		571,463
U.S. Treasury Obligations (5.8%)
U.S. Treasury Bills, 2.29%, 2/14/19 (c)	7,828	7,775
U.S. Treasury Bonds, 8.50%, 2/15/20 (d)	25,362	27,177
Total U.S. Treasury Obligations (Cost $35,156)		34,952
Investment Companies (0.0%) (e)
BlackRock Liquidity Funds Fedfund Portfolio, 1.91%	99,597	100
Total Investment Companies (Cost $100)		100
Total Investments (Cost $630,274) — 100.1%		606,515
Liabilities in excess of other assets — (0.1)%		(506)
NET ASSETS — 100.00%		$606,009

(a)  The rate for certain asset-backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at October 31, 2018.

(b)  Security purchased on a when-issued basis.

(c)  Rate represents the effective yield at October 31, 2018.

(d)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(e)  Amount represents less than 0.05% of net assets.

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Grade Convertible Fund	Schedule of Portfolio Investments October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Convertible Corporate Bonds (72.3%)
Consumer Discretionary (5.2%):
Booking Holdings, Inc., 0.90%, 9/15/21 (a)	$780	$907
The Priceline Group, Inc., Convertible Subordinated Notes, 0.35%, 6/15/20	4,455	6,455
		7,362
Financials (11.7%):
Ares Capital Corp., 3.75%, 2/1/22	1,840	1,862
BlackRock Capital Investment Corp., 5.00%, 6/15/22	4,422	4,348
JPMorgan Chase Financial Co. LLC, 0.25%, 5/1/23 (b)	3,120	2,912
MGIC Investment Corp., 9.00%, 4/1/63 (b)	1,322	1,765
Prospect Capital Corp.
5.88%, 1/15/19	100	100
4.95%, 7/15/22, Callable 4/15/22 @ 100	3,983	3,904
Prospect Capital Corp., Convertible Subordinated Notes, 5.88%, 1/15/19	1,622	1,627
		16,518
Health Care (15.0%):
ALZA Corp., 7/28/20, Callable 11/26/18 @ 95.04 (c)	2,170	4,186
Bristol-Myers Squibb Co., Convertible Subordinated Notes, 1.83%(LIBOR03M+50bps), 9/15/23, Callable 12/10/18 @ 100 (d) (e)	1,858	2,392
Danaher Corp., Convertible Subordinated Notes, 1/22/21, Callable 11/26/18 @ 94.97 (a) (c)	716	2,706
Illumina, Inc., Convertible Subordinated Notes
0.00%, 6/15/19 (g)	1,905	2,403
0.50%, 6/15/21	1,730	2,350
WellPoint, Inc., Convertible Subordinated Notes, 2.75%, 10/15/42	1,894	7,186
		21,223
Industrials (4.2%):
Dycom Industries, Inc., 0.75%, 9/15/21	1,855	1,877
Macquarie Infrastructure
2.88%, 7/15/19	120	119
2.00%, 10/1/23	2,126	1,885
Macquarie Infrastructure Co. LLC, Convertible Subordinated Notes, 2.88%, 7/15/19	2,073	2,056
		5,937
Information Technology (29.5%):
Akamai Technologies, Inc., 0.13%, 5/1/25 (a) (b)	815	796
Citrix Systems, Inc., Convertible Subordinated Notes, 0.50%, 4/15/19	4,244	6,003
Euronet Worldwide, Inc., 1.50%, 10/1/44, Callable 10/5/20 @ 100	1,350	2,065
Intel Corp., Convertible Subordinated Notes, 3.25%, 8/1/39	3,686	8,445
Micron Technology, Inc., Convertible Subordinated Notes, 3.00%, 11/15/43, Callable 12/10/18 @ 83.04 (e)	454	591
Novellus Systems, Inc., Convertible Subordinated Notes, 2.63%, 5/15/41	1,530	6,562
Nvdia Corp., 1.00%, 12/1/18	164	1,721
On Semiconductor Corp., 1.00%, 12/1/20 (a)	1,050	1,176
Palo Alto Networks, Inc., 0.75%, 7/1/23 (b)	1,365	1,326
Red Hat, Inc., Convertible Subordinated Notes, 0.25%, 10/1/19	3,975	9,237
Western Digital Corp., 1.50%, 2/1/24 (a) (b)	4,365	3,706
		41,628

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Grade Convertible Fund	Schedule of Portfolio Investments — continued October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Real Estate (6.7%):
Spirit Realty Capital, Inc.
2.88%, 5/15/19	$1,695	$1,685
3.75%, 5/15/21	3,295	3,285
VEREIT, Inc., 3.75%, 12/15/20 (a)	4,500	4,505
		9,475
Total Convertible Corporate Bonds (Cost $91,933)		102,143
Convertible Preferred Stocks (25.9%)
Energy (0.4%):
Hess Corp., 8.00%, 2/1/19	7,795	495
Financials (11.0%):
AMG Capital Trust II, 5.15%	57,874	3,143
Bank of America Corp., Series L, 0.02%	2,390	3,038
New York Community Capital Trust V, 6.00%	52,654	2,501
Wells Fargo & Co., Series L, 7.50%	5,479	6,970
		15,652
Health Care (0.8%):
Becton, Dickinson and Co., Series A, 6.13%	20,150	1,182
Industrials (3.1%):
Stanley Black & Decker, Inc., 5.38%	47,505	4,359
Real Estate (2.5%):
Welltower, Inc., Series I, 6.50%	56,645	3,489
Utilities (8.1%):
Dominion Resources, Inc., Series A, 6.75%	94,100	4,513
DTE Energy Co., 6.50%	40,903	2,181
NextEra Energy, Inc., 6.12%	80,575	4,673
		11,367
Total Convertible Preferred Stocks (Cost $37,443)		36,544
Collateral for Securities Loaned^ (2.0%)
BlackRock Liquidity Funds TempFund, Institutional Class, 2.29% (f)	695,499	695
Fidelity Investments Money Market Government Portfolio, Institutional Class, 2.10% (f)	750,667	751
Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 2.23% (f)	69,638	70
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.31% (f)	173,956	174
JPMorgan Prime Money Market Fund, Capital Class, 2.28% (f)	695,822	696
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.29% (f)	382,704	383
Total Collateral for Securities Loaned (Cost $2,769)		2,769
Total Investments (Cost $132,145) — 100.2%		141,456
Liabilities in excess of other assets — (0.2)%		(317)
NET ASSETS — 100.00%		$141,139

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Grade Convertible Fund	Schedule of Portfolio Investments — continued October 31, 2018

(Amounts in Thousands, Except for Shares)

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed these securities to be liquid based upon procedures approved by the Board of Trustees. As of October 31, 2018, the fair value of these securities was $10,505 (thousands) and amounted to 7.4% of net assets.

(c)  Continuously callable with 15 days notice.

(d)  Variable or Floating-Rate Security. Rate disclosed is as of October 31, 2018.

(e)  Continuously callable with 30 days notice.

(f)  Rate disclosed is the daily yield on October 31, 2018.

(g)  Non-income producing security.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of October 31, 2018, based on the last reset date of the security

LLC — Limited Liability Company

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2018

(Amounts in Thousands, Except Per Share Amounts)

	Victory Diversified Stock Fund		Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund
ASSETS:
Investments, at value (Cost $349,978, $13,820 and $61,975)	$389,564	(a)	$22,962		$66,367	(b)
Cash and cash equivalents	6,337		575		934
Interest and dividends receivable	241		2		42
Receivable for capital shares issued	20		110		10
Receivable for investments sold	280		—		—
Receivable from Adviser	2		6		9
Prepaid expenses	10		—	(c)	12
Total Assets	396,454		23,655		67,374
LIABILITIES:
Payables:
Collateral received on loaned securities	9,578		—		1,451
Investments purchased	1,850		153		308
Capital shares redeemed	1,312		100		165
Accrued expenses and other payables:
Investment advisory fees	221		16		43
Administration fees	21		1		4
Custodian fees	3		—	(c)	1
Transfer agent fees	47		4		19
Chief Compliance Officer fees	—	(c)	—	(c)	—	(c)
Trustees' fees	—	(c)	—	(c)	—	(c)
12b-1 fees	46		2		10
Other accrued expenses	33		19		17
Total Liabilities	13,111		295		2,018
NET ASSETS:
Capital	304,938		7,138		54,569
Total distributable earnings/(loss)	78,405		16,222		10,787
Net Assets	$383,343		$23,360		$65,356
Net Assets
Class A Shares	$264,297		$5,546		$32,565
Class C Shares	11,586		3,042		2,145
Class I Shares	46,122		10,633		3,678
Class R Shares	54,776		728		26,532
Class R6 Shares	2,189		—		—
Class Y Shares	4,373		3,411		436
Total	$383,343		$23,360		$65,356
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	14,762		699		1,248
Class C Shares	686		608		92
Class I Shares	2,581		1,252		139
Class R Shares	3,116		109		1,060
Class R6 Shares	122		—		—
Class Y Shares	244		414		17
Total	21,511		3,082		2,556

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2018

(Amounts in Thousands, Except Per Share Amounts)  (continued)

	Victory Diversified Stock Fund	Victory NewBridge Large Cap Growth Fund	Victory Special Value Fund
Net asset value, offering (except Class A Shares) and redemption price per share: (d)
Class A Shares	$17.90	$7.94	$26.10
Class C Shares (e)	16.90	5.00	23.34
Class I Shares	17.87	8.49	26.39
Class R Shares	17.58	6.69	25.02
Class R6 Shares	17.88	—	—
Class Y Shares	17.90	8.24	26.25
Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$18.99	$8.42	$27.69

(a)  Includes $9,257 of securities on loan.

(b)  Includes $1,448 of securities on loan.

(c)  Rounds to less than $1.

(d)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(e)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2018

(Amounts in Thousands, Except Per Share Amounts)

	Victory Strategic Allocation Fund		Victory INCORE Fund for Income		Victory INCORE Investment Grade Convertible Fund
ASSETS:
Affiliated investments, at value (Cost $33,964, $— and $—)	$33,014		$—		$—
Unaffiliated investments, at value (Cost $—, $630,274 and $132,145)	—		606,515		141,456	(a)
Cash and cash equivalents	97		6		2,259
Interest and dividends receivable	—	(b)	3,420		609
Receivable for capital shares issued	458		293		207
Receivable for investments sold	—		906		860
Receivable from Adviser	10		22		—
Receivable from Sub-administrator	—		13		—
Prepaid expenses	17		11		13
Total Assets	33,596		611,186		145,404
LIABILITIES:
Payables:
Collateral received on loaned securities	—		—		2,769
Investments purchased	—		3,885		1,022
Capital shares redeemed	27		847		322
Accrued expenses and other payables:
Investment advisory fees	3		252		98
Administration fees	2		32		8
Custodian fees	5		5		1
Transfer agent fees	8		75		23
Chief Compliance Officer fees	—	(b)	—	(b)	—	(b)
Trustees' fees	—	(b)	1		—	(b)
12b-1 fees	4		36		2
Other accrued expenses	15		44		20
Total Liabilities	64		5,177		4,265
NET ASSETS:
Capital	34,238		919,704		128,931
Total distributable earnings/(loss)	(706)		(313,695)		12,208
Net Assets	$33,532		$606,009		$141,139
Net Assets
Class A Shares	$18,747		$153,574		$14,268
Class C Shares	4,445		31,976		—
Class I Shares	8,811		331,338		126,871
Class R Shares	1,529		43,405		—
Class R6 Shares	—		13,741		—
Class Y Shares	—		31,975		—
Total	$33,532		$606,009		$141,139

(continues on next page)
See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2018

(Amounts in Thousands, Except Per Share Amounts)  (continued)

	Victory Strategic Allocation Fund	Victory INCORE Fund for Income	Victory INCORE Investment Grade Convertible Fund
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,214	17,943	880
Class C Shares	293	3,770	—
Class I Shares	568	38,737	7,825
Class R Shares	99	5,067	—
Class R6 Shares	—	1,608	—
Class Y Shares	—	3,736	—
Total	2,174	70,861	8,705
Net asset value, offering (except Class A Shares) and redemption price per share: (c)
Class A Shares	$15.44	$8.56	$16.22
Class C Shares (d)	15.19	8.48	—
Class I Shares	15.52	8.55	16.21
Class R Shares	15.41	8.57	—
Class R6 Shares	—	8.55	—
Class Y Shares	—	8.56	—
Maximum Sales Charge — Class A Shares	5.75%	2.00%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$16.38	$8.73	$16.55

(a)  Includes $2,717 of securities on loan.

(b)  Rounds to less than $1.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended October 31, 2018

(Amounts in Thousands)

	Victory Diversified Stock Fund	Victory NewBridge Large Cap Growth Fund	Victory Special Value Fund
Investment Income:
Dividends	$6,171	$77	$1,081
Interest	76	9	14
Securities lending (net of fees)	29	1	4
Foreign tax withholding	(14)	—	(2)
Total Income	6,262	87	1,097
Expenses:
Investment advisory fees	2,974	205	606
Administration fees	271	16	48
12b-1 fees — Class A Shares	748	18	91
12b-1 fees — Class C Shares	247	36	51
12b-1 fees — Class R Shares	315	4	166
Custodian fees	19	2	4
Transfer agent fees — Class A Shares	158	7	40
Transfer agent fees — Class C Shares	24	4	8
Transfer agent fees — Class I Shares	18	7	4
Transfer agent fees — Class R Shares	46	1	51
Transfer agent fees — Class R6 Shares	— (a)	—	—
Transfer agent fees — Class Y Shares	7	1	1
Trustees' fees	37	2	7
Chief Compliance Officer fees	4	— (a)	1
Legal and audit fees	38	12	15
State registration and filing fees	89	74	68
Interest expense on interfund lending	1	—	— (a)
Other expenses	45	14	18
Total Expenses	5,041	403	1,179
Expenses waived/reimbursed by Adviser	(27)	(64)	(102)
Net Expenses	5,014	339	1,077
Net Investment Income (Loss)	1,248	(252)	20
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	39,245	7,641	6,484
Net change in unrealized appreciation/depreciation on investments	(35,321)	(4,523)	(6,058)
Net realized/unrealized gains (losses) on investments	3,924	3,118	426
Change in net assets resulting from operations	$5,172	$2,866	$446

(a)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended October 31, 2018

(Amounts in Thousands)

	Victory Strategic Allocation Fund	Victory INCORE Fund for Income	Victory INCORE Investment Grade Convertible Fund
Investment Income:
Unaffiliated interest	$3	$35,981	$1,763
Affiliated dividends	863	—	—
Unaffiliated dividends	—	3	2,681
Securities lending (net of fees)	—	—	81
Total Income	866	35,984	4,525
Expenses:
Investment advisory fees	38	3,455	1,094
Administration fees	23	430	87
12b-1 fees — Class A Shares	46	450	83
12b-1 fees — Class C Shares	69	404	—
12b-1 fees — Class R Shares	9	125	—
Custodian fees	— (a)	31	8
Transfer agent fees — Class A Shares	21	169	33
Transfer agent fees — Class C Shares	8	38	—
Transfer agent fees — Class I Shares	10	189	74
Transfer agent fees — Class R Shares	2	28	—
Transfer agent fees — Class R6 Shares	—	2	—
Transfer agent fees — Class Y Shares	—	72	—
Trustees' fees	3	61	11
Chief Compliance Officer fees	— (a)	7	1
Legal and audit fees	2	46	20
State registration and filing fees	57	122	49
Interest expense on interfund lending	— (a)	—	—
Federal taxes, interest and penalties (b)	(156)	13	—
Other expenses	14	132	25
Total Expenses	146	5,774	1,485
Expenses waived/reimbursed by Adviser	(121)	(61)	—
Expenses waived/reimbursed by Sub-administrator	—	(13)	—
Expenses waived/reimbursed by former Administrator (b)	156	—	—
Net Expenses	181	5,700	1,485
Net Investment Income (Loss)	685	30,284	3,040
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from affiliated securities transactions	(151)	—	—
Net realized gains (losses) from unaffiliated security transactions	20	(21,771)	4,521
Distributions of realized gains from affiliated underlying investment companies	760	—	—
Net change in unrealized appreciation/depreciation on affiliated investments	(2,110)	—	—
Net change in unrealized appreciation/depreciation on unaffiliated investments	—	(15,006)	(6,291)
Net realized/unrealized gains (losses) on investments	(1,481)	(36,777)	(1,770)
Change in net assets resulting from operations	$(796)	$(6,493)	$1,270

(a)  Rounds to less than $1.

(b)  Reference Federal Income Taxes under Item 2 of the Notes to Financial Statements.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Diversified Stock Fund		Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$1,248	$3,439	$(252)	$(280)	$20	$275
Net realized gains (losses) from investment transactions	39,245	114,672	7,641	13,034	6,484	7,646
Net change in unrealized appreciation (depreciation) on investments	(35,321)	1,911	(4,523)	(6,223)	(6,058)	9,665
Change in net assets resulting from operations	5,172	120,022	2,866	6,531	446	17,586
Distributions to Shareholders: (a)
Class A Shares	(60,154)	(6,678)	(2,173)	(3,217)	(140)	(402)
Class C Shares	(7,099)	(684)	(1,562)	(2,111)	—	(20)
Class I Shares	(14,623)	(2,906)	(4,022)	(8,820)	(48)	(51)
Class R Shares	(12,733)	(1,243)	(334)	(339)	(62)	(308)
Class R6 Shares	(493)	(63)	—	—	—	—
Class Y Shares	(1,608)	(257)	(861)	(1,161)	(8)	(16)
Change in net assets resulting from distributions to shareholders	(96,710)	(11,831)	(8,952)	(15,648)	(258)	(797)
Change in net assets resulting from capital transactions	(24,421)	(258,763)	(1,618)	(14,423)	(18,961)	(17,556)
Change in net assets	(115,959)	(150,572)	(7,704)	(23,540)	(18,773)	(767)
Net Assets:
Beginning of period	499,302	649,874	31,064	54,604	84,129	84,896
End of period	$383,343	$499,302	$23,360	$31,064	$65,356	$84,129

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Diversified Stock Fund		Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Capital Transactions:
Class A Shares
Proceeds from shares issued	$36,345	$24,929	$1,050	$1,321	$6,981	$2,739
Distributions reinvested	53,501	5,995	1,783	2,478	112	323
Cost of shares redeemed	(79,151)	(135,984)	(3,581)	(6,253)	(9,666)	(12,039)
Total Class A Shares	$10,695	$(105,060)	$(748)	$(2,454)	$(2,573)	$(8,977)
Class C Shares
Proceeds from shares issued	$1,225	$767	$415	$487	$416	$486
Distributions reinvested	6,287	486	1,401	1,839	—	15
Cost of shares redeemed	(25,557)	(23,735)	(1,772)	(3,146)	(5,711)	(2,671)
Total Class C Shares	$(18,045)	$(22,482)	$44	$(820)	$(5,295)	$(2,170)
Class I Shares
Proceeds from shares issued	$14,912	$23,557	$3,402	$10,200	$4,793	$505
Distributions reinvested	13,845	2,386	3,551	5,469	46	46
Cost of shares redeemed	(43,874)	(134,934)	(9,714)	(25,474)	(4,817)	(1,611)
Total Class I Shares	$(15,117)	$(108,991)	$(2,761)	$(9,805)	$22	$(1,060)
Class R Shares
Proceeds from shares issued	$3,059	$3,551	$46	$53	$3,593	$4,185
Distributions reinvested	12,099	1,178	334	339	56	276
Cost of shares redeemed	(14,286)	(21,457)	(401)	(181)	(13,951)	(9,631)
Total Class R Shares	$872	$(16,728)	$(21)	$211	$(10,302)	$(5,170)
Class R6 Shares
Proceeds from shares issued	$185	$861	$—	$—	$—	$—
Distributions reinvested	493	63	—	—	—	—
Cost of shares redeemed	(448)	(1,318)	—	—	—	—
Total Class R6 Shares	$230	$(394)	$—	$—	$—	$—
Class Y Shares
Proceeds from shares issued	$5,027	$2,918	$3,223	$1,475	$158	$567
Distributions reinvested	104	10	334	27	2	— (a)
Cost of shares redeemed	(8,187)	(8,036)	(1,689)	(3,057)	(973)	(746)
Total Class Y Shares	$(3,056)	$(5,108)	$1,868	$(1,555)	$(813)	$(179)
Change in net assets resulting from capital transactions	$(24,421)	$(258,763)	$(1,618)	$(14,423)	$(18,961)	$(17,556)

  (continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Diversified Stock Fund		Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Share Transactions:
Class A Shares
Issued	1,904	1,281	134	137	256	117
Reinvested	2,797	320	239	295	4	15
Redeemed	(4,068)	(7,062)	(420)	(601)	(351)	(514)
Total Class A Shares	633	(5,461)	(47)	(169)	(91)	(382)
Class C Shares
Issued	67	43	81	67	17	23
Reinvested	347	27	297	294	—	1
Redeemed	(1,433)	(1,268)	(324)	(401)	(233)	(127)
Total Class C Shares	(1,019)	(1,198)	54	(40)	(216)	(103)
Class I Shares
Issued	766	1,227	342	934	175	21
Reinvested	725	127	447	625	2	2
Redeemed	(2,295)	(7,031)	(1,041)	(2,438)	(177)	(69)
Total Class I Shares	(804)	(5,677)	(252)	(879)	— (a)	(46)
Class R Shares
Issued	161	185	7	6	135	185
Reinvested	644	64	53	45	2	13
Redeemed	(743)	(1,124)	(60)	(21)	(530)	(431)
Total Class R Shares	62	(875)	— (a)	30	(393)	(233)
Class R6 Shares
Issued	9	45	—	—	—	—
Reinvested	26	3	—	—	—	—
Redeemed	(23)	(68)	—	—	—	—
Total Class R6 Shares	12	(20)	—	—	—	—
Class Y Shares
Issued	262	150	352	161	6	24
Reinvested	5	1	43	3	— (a)	— (a)
Redeemed	(425)	(410)	(184)	(296)	(35)	(32)
Total Class Y Shares	(158)	(259)	211	(132)	(29)	(8)
Change in Shares	(1,274)	(13,490)	(34)	(1,190)	(729)	(772)

(a)  Rounds to less than 1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Strategic Allocation Fund		Victory INCORE Fund for Income		Victory INCORE Investment Grade Convertible Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$685	$982	$30,284	$11,660	$3,040	$1,182
Net realized gains (losses) from affiliated and unaffiliated investment transactions	(131)	(558)	(21,771)	(1,326)	4,521	4,840
Distributions of realized gains from underlying investment companies	760	1,885	—	—	—	—
Net change in unrealized appreciation (depreciation) on affiliated and unaffiliated investments	(2,110)	1,661	(15,006)	(16,727)	(6,291)	12,555
Change in net assets resulting from operations	(796)	3,970	(6,493)	(6,393)	1,270	18,577
Distributions to Shareholders: (a)
Class A Shares	(588)	(403)	(9,021)	(17,071)	(1,250)	(562)
Class C Shares	(260)	(194)	(1,730)	(2,700)	—	—
Class I Shares	(431)	(138)	(20,880)	(28,522)	(4,145)	(1,106)
Class R Shares	(62)	(42)	(2,518)	(3,526)	—	—
Class R6 Shares	—	—	(630)	(446)	—	—
Class Y Shares	—	—	(2,374)	(766)	—	—
Change in net assets resulting from distributions to shareholders	(1,341)	(777)	(37,153)	(53,031)	(5,395)	(1,668)
Change in net assets resulting from capital transactions	990	2,374	(276,137)	(135,404)	33,345	27,222
Change in net assets	(1,147)	5,567	(319,783)	(194,828)	29,220	44,131
Net Assets:
Beginning of period	34,679	29,112	925,792	1,120,620	111,919	67,788
End of period	$33,532	$34,679	$606,009	$925,792	$141,139	$111,919

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Strategic Allocation Fund		Victory INCORE Fund for Income		Victory INCORE Investment Grade Convertible Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Capital Transactions:
Class A Shares
Proceeds from shares issued	$8,204	$5,290	$37,903	$91,073	$9,823	$27,391
Distributions reinvested	541	374	7,053	13,011	1,121	473
Cost of shares redeemed	(3,708)	(9,029)	(105,462)	(260,330)	(28,804)	(15,181)
Total Class A Shares	$5,037	$(3,365)	$(60,506)	$(156,246)	$(17,860)	$12,683
Class C Shares
Proceeds from shares issued	$836	$1,978	$3,667	$4,087	$—	$—
Distributions reinvested	242	175	1,460	2,123	—	—
Cost of shares redeemed	(5,109)	(3,994)	(21,008)	(25,217)	—	—
Total Class C Shares	$(4,031)	$(1,841)	$(15,881)	$(19,007)	$—	$—
Class I Shares
Proceeds from shares issued	$5,532	$8,705	$169,867	$212,835	$105,023	$47,874
Distributions reinvested	417	137	16,603	23,961	3,970	1,058
Cost of shares redeemed	(5,703)	(1,267)	(351,187)	(233,287)	(57,788)	(34,393)
Total Class I Shares	$246	$7,575	$(164,717)	$3,509	$51,205	$14,539
Class R Shares
Proceeds from shares issued	$60	$126	$7,811	$22,557	$—	$—
Distributions reinvested	55	38	2,310	3,173	—	—
Cost of shares redeemed	(377)	(159)	(22,520)	(48,146)	—	—
Total Class R Shares	$(262)	$5	$(12,399)	$(22,416)	$—	$—
Class R6 Shares
Proceeds from shares issued	$—	$—	$6,801	$6,678	$—	$—
Distributions reinvested	—	—	630	446	—	—
Cost of shares redeemed	—	—	(2,414)	(3,530)	—	—
Total Class R6 Shares	$—	$—	$5,017	$3,594	$—	$—
Class Y Shares
Proceeds from shares issued	$—	$—	$17,606	$67,393	$—	$—
Distributions reinvested	—	—	1,219	268	—	—
Cost of shares redeemed	—	—	(46,476)	(12,499)	—	—
Total Class Y Shares	$—	$—	$(27,651)	$55,162	$—	$—
Change in net assets resulting from capital transactions	$990	$2,374	$(276,137)	$(135,404)	$33,345	$27,222

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Strategic Allocation Fund		Victory INCORE Fund for Income		Victory INCORE Investment Grade Convertible Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Share Transactions:
Class A Shares
Issued	506	337	4,291	9,715	592	1,912
Reinvested	33	24	803	1,398	69	32
Redeemed	(228)	(578)	(11,897)	(27,963)	(1,780)	(991)
Total Class A Shares	311	(217)	(6,803)	(16,850)	(1,119)	953
Class C Shares
Issued	52	128	418	442	—	—
Reinvested	15	11	168	230	—	—
Redeemed	(318)	(259)	(2,401)	(2,721)	—	—
Total Class C Shares	(251)	(120)	(1,815)	(2,049)	—	—
Class I Shares
Issued	337	553	19,222	22,820	6,340	3,159
Reinvested	25	9	1,889	2,580	243	72
Redeemed	(349)	(81)	(39,658)	(24,959)	(3,531)	(2,355)
Total Class I Shares	13	481	(18,547)	441	3,052	876
Class R Shares
Issued	4	8	877	2,385	—	—
Reinvested	3	2	263	341	—	—
Redeemed	(23)	(10)	(2,539)	(5,096)	—	—
Total Class R Shares	(16)	— (a)	(1,399)	(2,370)	—	—
Class R6 Shares
Issued	—	—	773	714	—	—
Reinvested	—	—	72	48	—	—
Redeemed	—	—	(274)	(378)	—	—
Total Class R6 Shares	—	—	571	384	—	—
Class Y Shares
Issued	—	—	1,994	7,343	—	—
Reinvested	—	—	139	29	—	—
Redeemed	—	—	(5,267)	(1,345)	—	—
Total Class Y Shares	—	—	(3,134)	6,027	—	—
Change in Shares	57	144	(31,127)	(14,417)	1,933	1,829

(a)  Rounds to less than 1.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Diversified Stock Fund
	Class A Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017		Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$22.03	$18.01		$20.80	$23.04	$21.10
Investment Activities:
Net investment income (loss)	0.06 (a)	0.13	(a)	0.20 (a)	0.15	0.21
Net realized and unrealized gains (losses) on investments	0.17	4.28		(1.04)	0.97	2.32
Total from Investment Activities	0.23	4.41		(0.84)	1.12	2.53
Distributions to Shareholders:
Net investment income	(0.06)	(0.17)		(0.19)	(0.15)	(0.20)
Net realized gains from investments	(4.30)	(0.22)		(1.76)	(3.21)	(0.39)
Total Distributions to Shareholders	(4.36)	(0.39)		(1.95)	(3.36)	(0.59)
Net Asset Value, End of Period	$17.90	$22.03		$18.01	$20.80	$23.04
Total Return (excludes sales charge)	(0.20)%	24.85%		(4.21)%	4.85%	12.13%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$264,297	$311,255		$352,748	$532,180	$810,011
Ratio of net expenses to average net assets	1.05%	1.05%		1.07%	1.09%	1.10%
Ratio of net investment income (loss) to average net assets	0.32%	0.66%		1.06%	0.68%	0.93%
Portfolio turnover (b)	112%	133	%(c)	74%	74%	70%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Portfolio turnover increase due to a change within the portfolio holdings during the year.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Diversified Stock Fund
	Class C Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$21.12		$17.30		$20.07	$22.38	$20.53
Investment Activities:
Net investment income (loss)	(0.10	)(a)	(0.02	)(a)	0.04 (a)	(0.03)	0.02
Net realized and unrealized gains (losses) on investments	0.18		4.10		(1.00)	0.95	2.25
Total from Investment Activities	0.08		4.08		(0.96)	0.92	2.27
Distributions to Shareholders:
Net investment income	—		(0.04)		(0.05)	(0.02)	(0.03)
Net realized gains from investments	(4.30)		(0.22)		(1.76)	(3.21)	(0.39)
Total Distributions to Shareholders	(4.30)		(0.26)		(1.81)	(3.23)	(0.42)
Net Asset Value, End of Period	$16.90		$21.12		$17.30	$20.07	$22.38
Total Return (excludes contingent deferred sales charge)	(1.02)%		23.82%		(5.01)%	4.01%	11.18%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,586		$36,001		$50,213	$67,997	$76,697
Ratio of net expenses to average net assets	1.89%		1.87%		1.90%	1.91%	1.89%
Ratio of net investment income (loss) to average net assets	(0.53)%		(0.12)%		0.23%	(0.16)%	0.13%
Portfolio turnover (b)	112%		133	%(c)	74%	74%	70%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Portfolio turnover increase due to a change within the portfolio holdings during the year.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Diversified Stock Fund
	Class I Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017		Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$22.00	$17.98		$20.77	$23.01	$21.08
Investment Activities:
Net investment income (loss)	0.11 (a)	0.19	(a)	0.24 (a)	0.20	0.27
Net realized and unrealized gains (losses) on investments	0.16	4.27		(1.03)	0.98	2.31
Total from Investment Activities	0.27	4.46		(0.79)	1.18	2.58
Distributions to Shareholders:
Net investment income	(0.10)	(0.22)		(0.24)	(0.21)	(0.26)
Net realized gains from investments	(4.30)	(0.22)		(1.76)	(3.21)	(0.39)
Total Distributions to Shareholders	(4.40)	(0.44)		(2.00)	(3.42)	(0.65)
Net Asset Value, End of Period	$17.87	$22.00		$17.98	$20.77	$23.01
Total Return	0.05%	25.21%		(3.96)%	5.16%	12.39%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$46,122	$74,466		$162,923	$313,482	$362,936
Ratio of net expenses to average net assets	0.79%	0.80%		0.80%	0.81%	0.82%
Ratio of net investment income (loss) to average net assets	0.58%	0.99%		1.33%	0.94%	1.20%
Portfolio turnover (b)	112%	133	%(c)	74%	74%	70%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Portfolio turnover increase due to a change within the portfolio holdings during the year.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Diversified Stock Fund
	Class R Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017		Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$21.71	$17.75		$20.54	$22.79	$20.89
Investment Activities:
Net investment income (loss)	0.01 (a)	0.07	(a)	0.14 (a)	0.08	0.14
Net realized and unrealized gains (losses) on investments	0.16	4.23		(1.04)	0.97	2.29
Total from Investment Activities	0.17	4.30		(0.90)	1.05	2.43
Distributions to Shareholders:
Net investment income	— (b)	(0.12)		(0.13)	(0.09)	(0.14)
Net realized gains from investments	(4.30)	(0.22)		(1.76)	(3.21)	(0.39)
Total Distributions to Shareholders	(4.30)	(0.34)		(1.89)	(3.30)	(0.53)
Net Asset Value, End of Period	$17.58	$21.71		$17.75	$20.54	$22.79
Total Return	(0.47)%	24.56%		(4.55)%	4.57%	11.77%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$54,776	$66,310		$69,751	$89,949	$107,486
Ratio of net expenses to average net assets	1.34%	1.33%		1.36%	1.38%	1.38%
Ratio of net investment income (loss) to average net assets	0.03%	0.38%		0.77%	0.38%	0.66%
Portfolio turnover (c)	112%	133	%(d)	74%	74%	70%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Portfolio turnover increase due to a change within the portfolio holdings during the year.
See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Diversified Stock Fund
	Class R6 Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017		Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$22.00	$17.98		$20.77	$23.01	$21.45
Investment Activities:
Net investment income (loss)	0.11 (b)	0.18	(b)	0.26 (b)	0.19	0.19
Net realized and unrealized gains (losses) on investments	0.17	4.29		(1.05)	0.99	1.58
Total from Investment Activities	0.28	4.47		(0.79)	1.18	1.77
Distributions to Shareholders:
Net investment income	(0.10)	(0.23)		(0.24)	(0.21)	(0.21)
Net realized gains from investments	(4.30)	(0.22)		(1.76)	(3.21)	—
Total Distributions to Shareholders	(4.40)	(0.45)		(2.00)	(3.42)	(0.21)
Net Asset Value, End of Period	$17.88	$22.00		$17.98	$20.77	$23.01
Total Return (c)	0.10%	25.24%		(3.93)%	5.19%	8.27%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,189	$2,427		$2,332	$5,447	$54
Ratio of net expenses to average net assets (d)	0.78%	0.78%		0.78%	0.78%	0.78%
Ratio of net investment income (loss) to average net assets (d)	0.58%	0.94%		1.40%	0.78%	1.25%
Ratio of gross expenses to average net assets (d) (e)	1.21%	1.29%		0.92%	2.01%	29.23%
Portfolio turnover (c) (f)	112%	133	%(g)	74%	74%	70%

(a)  Class R6 Shares commenced operations on March 3, 2014.

(b)  Per share investment income (loss) has been calculated using the average daily shares method

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(g)  Portfolio turnover increase due to a change within the portfolio holdings during the year.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Diversified Stock Fund
	Class Y Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017		Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$22.02	$18.00		$20.79	$23.04	$21.10
Investment Activities:
Net investment income (loss)	0.11 (a)	0.17	(a)	0.23 (a)	0.19	0.26
Net realized and unrealized gains (losses) on investments	0.16	4.28		(1.03)	0.97	2.32
Total from Investment Activities	0.27	4.45		(0.80)	1.16	2.58
Distributions to Shareholders:
Net investment income	(0.09)	(0.21)		(0.23)	(0.20)	(0.25)
Net realized gains from investments	(4.30)	(0.22)		(1.76)	(3.21)	(0.39)
Total Distributions to Shareholders	(4.39)	(0.43)		(1.99)	(3.41)	(0.64)
Net Asset Value, End of Period	$17.90	$22.02		$18.00	$20.79	$23.04
Total Return	0.01%	25.11%		(4.01)%	5.06%	12.39%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,373	$8,843		$11,907	$18,526	$23,001
Ratio of net expenses to average net assets	0.86%	0.86%		0.86%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	0.54%	0.88%		1.27%	0.90%	1.17%
Ratio of gross expenses to average net assets (b)	1.13%	0.94%		0.96%	0.98%	0.95%
Portfolio turnover (c)	112%	133	%(d)	74%	74%	70%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Portfolio turnover increase due to a change within the portfolio holdings during the year.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory NewBridge Large Cap Growth Fund
	Class A Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$10.23		$12.79		$19.17		$19.38	$18.62
Investment Activities:
Net investment income (loss)	(0.09	)(a)	(0.09	)(a)	(0.11	)(a)	(0.20)	(0.23)
Net realized and unrealized gains (losses) on investments	0.85		1.82		(0.22)		1.63	2.66
Total from Investment Activities	0.76		1.73		(0.33)		1.43	2.43
Distributions to Shareholders:
Net realized gains from investments	(3.05)		(4.29)		(6.05)		(1.64)	(1.67)
Total Distributions to Shareholders	(3.05)		(4.29)		(6.05)		(1.64)	(1.67)
Net Asset Value, End of Period	$7.94		$10.23		$12.79		$19.17	$19.38
Total Return (excludes sales charge)	9.41%		20.84%		(3.00)%		7.86%	13.58%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,546		$7,639		$11,700		$20,207	$27,799
Ratio of net expenses to average net assets	1.36%		1.40%		1.30%		1.26%	1.26%
Ratio of net investment income (loss) to average net assets	(1.05)%		(0.94)%		(0.79)%		(0.73)%	(0.72)%
Ratio of gross expenses to average net assets	1.47	%(b)	1.40%		1.30%		1.26%	1.26%
Portfolio turnover (c)	41%		60%		52%		55%	47%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory NewBridge Large Cap Growth Fund
	Class C Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$7.59		$10.65		$17.06		$17.56		$17.15
Investment Activities:
Net investment income (loss)	(0.10	)(a)	(0.12	)(a)	(0.18	)(a)	(0.29)		(0.30)
Net realized and unrealized gains (losses) on investments	0.56		1.35		(0.18)		1.43		2.38
Total from Investment Activities	0.46		1.23		(0.36)		1.14		2.08
Distributions to Shareholders:
Net realized gains from investments	(3.05)		(4.29)		(6.05)		(1.64)		(1.67)
Total Distributions to Shareholders	(3.05)		(4.29)		(6.05)		(1.64)		(1.67)
Net Asset Value, End of Period	$5.00		$7.59		$10.65		$17.06		$17.56
Total Return (excludes contingent deferred sales charge)	8.47%		20.06%		(3.79)%		6.94%		12.63%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,042		$4,201		$6,321		$9,389		$10,656
Ratio of net expenses to average net assets	2.10%		2.10%		2.10%		2.10%		2.10%
Ratio of net investment income (loss) to average net assets	(1.78)%		(1.64)%		(1.59)%		(1.58)%		(1.57)%
Ratio of gross expenses to average net assets	2.40	%(b)	2.27	%(b)	2.15	%(b)	2.13	%(b)	2.10%
Portfolio turnover (c)	41%		60%		52%		55%		47%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory NewBridge Large Cap Growth Fund
	Class I Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$10.71		$13.13		$19.47		$19.61		$18.76
Investment Activities:
Net investment income (loss)	(0.06	)(a)	(0.05	)(a)	(0.05	)(a)	(0.26)		(0.06)
Net realized and unrealized gains (losses) on investments	0.89		1.92		(0.24)		1.76		2.58
Total from Investment Activities	0.83		1.87		(0.29)		1.50		2.52
Distributions to Shareholders:
Net realized gains from investments	(3.05)		(4.29)		(6.05)		(1.64)		(1.67)
Total Distributions to Shareholders	(3.05)		(4.29)		(6.05)		(1.64)		(1.67)
Net Asset Value, End of Period	$8.49		$10.71		$13.13		$19.47		$19.61
Total Return	9.74%		21.52%		(2.67)%		8.14%		13.98%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,633		$16,103		$31,299		$63,569		$137,831
Ratio of net expenses to average net assets	0.95%		0.95%		0.88%		0.95%		0.95%
Ratio of net investment income (loss) to average net assets	(0.63)%		(0.47)%		(0.36)%		(0.41)%		(0.44)%
Ratio of gross expenses to average net assets	1.09	%(b)	1.01	%(b)	0.88%		1.04	%(b)	1.00	%(b)
Portfolio turnover (c)	41%		60%		52%		55%		47%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory NewBridge Large Cap Growth Fund
	Class R Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$9.11		$11.88		$18.29		$18.63	$18.02
Investment Activities:
Net investment income (loss)	(0.10	)(a)	(0.11	)(a)	(0.14	)(a)	(0.22)	(0.21)
Net realized and unrealized gains (losses) on investments	0.73		1.63		(0.22)		1.52	2.49
Total from Investment Activities	0.63		1.52		(0.36)		1.30	2.28
Distributions to Shareholders:
Net realized gains from investments	(3.05)		(4.29)		(6.05)		(1.64)	(1.67)
Total Distributions to Shareholders	(3.05)		(4.29)		(6.05)		(1.64)	(1.67)
Net Asset Value, End of Period	$6.69		$9.11		$11.88		$18.29	$18.63
Total Return	9.06%		20.56%		(3.43)%		7.45%	13.17%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$728		$993		$940		$808	$935
Ratio of net expenses to average net assets	1.65%		1.65%		1.65%		1.65%	1.65%
Ratio of net investment income (loss) to average net assets	(1.34)%		(1.21)%		(1.16)%		(1.11)%	(1.13)%
Ratio of gross expenses to average net assets (b)	3.12%		2.83%		2.80%		3.06%	2.72%
Portfolio turnover (c)	41%		60%		52%		55%	47%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory NewBridge Large Cap Growth Fund
	Class Y Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$10.48		$12.96		$19.31		$19.47	$18.65
Investment Activities:
Net investment income (loss)	(0.06	)(a)	(0.06	)(a)	(0.07	)(a)	(0.28)	(0.17)
Net realized and unrealized gains (losses) on investments	0.87		1.87		(0.23)		1.76	2.66
Total from Investment Activities	0.81		1.81		(0.30)		1.48	2.49
Distributions to Shareholders:
Net realized gains from investments	(3.05)		(4.29)		(6.05)		(1.64)	(1.67)
Total Distributions to Shareholders	(3.05)		(4.29)		(6.05)		(1.64)	(1.67)
Net Asset Value, End of Period	$8.24		$10.48		$12.96		$19.31	$19.47
Total Return	9.75%		21.30%		(2.76)%		8.09%	13.90%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,411		$2,128		$4,344		$12,141	$27,056
Ratio of net expenses to average net assets	1.02%		1.02%		1.02%		1.02%	1.02%
Ratio of net investment income (loss) to average net assets	(0.72)%		(0.55)%		(0.50)%		(0.46)%	(0.46)%
Ratio of gross expenses to average net assets (b)	1.48%		1.42%		1.08%		1.04%	1.03%
Portfolio turnover (c)	41%		60%		52%		55%	47%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Special Value Fund
	Class A Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$26.31		$21.48		$22.46		$21.71		$19.98
Investment Activities:
Net investment income (loss)	0.05	(a)	0.13	(a)	0.20	(a)	0.12		(0.03)
Net realized and unrealized gains (losses) on investments	(0.15	)(b)	4.95		(1.11)		0.63		1.76
Total from Investment Activities	(0.10)		5.08		(0.91)		0.75		1.73
Distributions to Shareholders:
Net investment income	(0.11)		(0.25)		(0.07)		—		—
Total Distributions to Shareholders	(0.11)		(0.25)		(0.07)		—		—
Net Asset Value, End of Period	$26.10		$26.31		$21.48		$22.46		$21.71
Total Return (excludes sales charge)	(0.42)%		23.84%		(4.06)%		3.45%		8.66%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$32,565		$35,223		$36,971		$48,913		$71,027
Ratio of net expenses to average net assets	1.17%		1.17%		1.20%		1.28%		1.31%
Ratio of net investment income (loss) to average net assets	0.19%		0.53%		0.93%		0.52%		0.01%
Ratio of gross expenses to average net assets	1.27	%(c)	1.27	%(c)	1.30	%(c)	1.35	%(c)	1.31%
Portfolio turnover (d)	113%		135%		76%		137%		174%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Special Value Fund
	Class C Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$23.66		$19.34		$20.34		$19.82		$18.41
Investment Activities:
Net investment income (loss)	(0.18	)(a)	(0.08	)(a)	0.01	(a)	(0.10)		(0.20)
Net realized and unrealized gains (losses) on investments	(0.14	)(b)	4.45		(1.01)		0.62		1.61
Total from Investment Activities	(0.32)		4.37		(1.00)		0.52		1.41
Distributions to Shareholders:
Net investment income	—		(0.05)		—		—		—
Total Distributions to Shareholders	—		(0.05)		—		—		—
Net Asset Value, End of Period	$23.34		$23.66		$19.34		$20.34		$19.82
Total Return (excludes contingent deferred sales charge)	(1.35)%		22.65%		(4.92)%		2.62%		7.66%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,145		$7,296		$7,955		$11,253		$14,970
Ratio of net expenses to average net assets	2.10%		2.10%		2.09%		2.13%		2.20%
Ratio of net investment income (loss) to average net assets	(0.75)%		(0.38)%		0.04%		(0.35)%		(0.88)%
Ratio of gross expenses to average net assets	2.27	%(c)	2.21	%(c)	2.19	%(c)	2.21	%(c)	2.20%
Portfolio turnover (d)	113%		135%		76%		137%		174%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Special Value Fund
	Class I Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$26.62		$21.76		$22.78		$21.96		$20.16
Investment Activities:
Net investment income (loss)	0.09	(a)	0.13	(a)	0.23	(a)	0.19		0.01
Net realized and unrealized gains (losses) on investments	(0.15	)(b)	5.01		(1.12)		0.63		1.79
Total from Investment Activities	(0.06)		5.14		(0.89)		0.82		1.80
Distributions to Shareholders:
Net investment income	(0.17)		(0.28)		(0.13)		—		—
Total Distributions to Shareholders	(0.17)		(0.28)		(0.13)		—		—
Net Asset Value, End of Period	$26.39		$26.62		$21.76		$22.78		$21.96
Total Return	(0.28)%		23.86%		(3.93)%		3.73%		8.93%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,678		$3,703		$4,016		$6,285		$8,714
Ratio of net expenses to average net assets	1.02%		1.15%		1.05%		1.02%		1.01%
Ratio of net investment income (loss) to average net assets	0.31%		0.56%		1.07%		0.78%		0.30%
Ratio of gross expenses to average net assets	1.16	%(c)	1.25	%(c)	1.15	%(c)	1.09	%(c)	1.01%
Portfolio turnover (d)	113%		135%		76%		137%		174%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Special Value Fund
	Class R Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$25.24		$20.63		$21.57		$20.91		$19.30
Investment Activities:
Net investment income (loss)	(0.03	)(a)	0.05	(a)	0.14	(a)	0.04		(0.09)
Net realized and unrealized gains (losses) on investments	(0.15	)(b)	4.75		(1.07)		0.62		1.70
Total from Investment Activities	(0.18)		4.80		(0.93)		0.66		1.61
Distributions to Shareholders:
Net investment income	(0.04)		(0.19)		(0.01)		—		—
Total Distributions to Shareholders	(0.04)		(0.19)		(0.01)		—		—
Net Asset Value, End of Period	$25.02		$25.24		$20.63		$21.57		$20.91
Total Return	(0.71)%		23.43%		(4.29)%		3.16%		8.34%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$26,532		$36,688		$34,784		$46,357		$59,036
Ratio of net expenses to average net assets	1.46%		1.47%		1.46%		1.55%		1.61%
Ratio of net investment income (loss) to average net assets	(0.10)%		0.24%		0.67%		0.23%		(0.30)%
Ratio of gross expenses to average net assets	1.56	%(c)	1.57	%(c)	1.56	%(c)	1.63	%(c)	1.61%
Portfolio turnover (d)	113%		135%		76%		137%		174%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Special Value Fund
	Class Y Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$26.47		$21.62	$22.62	$21.80	$20.01
Investment Activities:
Net investment income (loss)	0.12	(a)	0.18 (a)	0.26 (a)	0.18	0.05
Net realized and unrealized gains (losses) on investments	(0.17	)(b)	4.98	(1.12)	0.64	1.74
Total from Investment Activities	(0.05)		5.16	(0.86)	0.82	1.79
Distributions to Shareholders:
Net investment income	(0.17)		(0.31)	(0.14)	—	—
Total Distributions to Shareholders	(0.17)		(0.31)	(0.14)	—	—
Net Asset Value, End of Period	$26.25		$26.47	$21.62	$22.62	$21.80
Total Return	(0.21)%		24.12%	(3.80)%	3.76%	8.95%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$436		$1,219	$1,170	$1,790	$2,068
Ratio of net expenses to average net assets	0.97%		0.93%	0.93%	1.00%	1.03%
Ratio of net investment income (loss) to average net assets	0.42%		0.77%	1.20%	0.78%	0.28%
Ratio of gross expenses to average net assets (c)	2.82%		2.07%	1.75%	1.58%	1.33%
Portfolio turnover (d)	113%		135%	76%	137%	174%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Strategic Allocation Fund
	Class A Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$16.41		$14.80	$15.10		$15.69	$14.92
Investment Activities:
Net investment income (loss)	0.29	(a)	0.50 (a)	0.15	(a)	0.14	0.13
Net realized and unrealized gains (losses) on investments	(0.68)		1.51	(0.28)		0.57	1.18
Total from Investment Activities	(0.39)		2.01	(0.13)		0.71	1.31
Distributions to Shareholders:
Net investment income	(0.39)		(0.40)	(0.17)		(0.30)	(0.32)
Net realized gains from investments	(0.19)		—	—		(1.00)	(0.22)
Total Distributions to Shareholders	(0.58)		(0.40)	(0.17)		(1.30)	(0.54)
Net Asset Value, End of Period	$15.44		$16.41	$14.80		$15.10	$15.69
Total Return (excludes sales charge)	(2.56)%		13.72%	(0.87)%		4.66%	8.97%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$18,747		$14,820	$16,587		$10,560	$10,293
Ratio of net expenses to average net assets (c)	0.40%		0.30%	0.31	%(b)	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	1.77%		3.19%	0.99%		0.82%	0.92%
Ratio of gross expenses to average net assets (c) (d)	0.28	%(g)	0.79%	1.69%		1.40%	1.34%
Portfolio turnover (e)	40%		51%	192	%(f)	72%	66%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Effective with the December 30, 2015 strategy change, the Adviser began reimbursing expenses inclusive of acquired fund fees and expenses.

(c)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increased due to a change in investment strategy.

(g)  The amount includes a change in accounting estimate. Without this change in accounting estimate, the gross expense ratio would have been 0.67%. Refer to Federal Income Taxes under Item 2 of the Notes to Financial Statements.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Strategic Allocation Fund
	Class C Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$16.19		$14.65	$14.97		$15.57	$14.82
Investment Activities:
Net investment income (loss)	0.21	(a)	0.43 (a)	0.06	(a)	0.01	0.02
Net realized and unrealized gains (losses) on investments	(0.71)		1.44	(0.29)		0.59	1.17
Total from Investment Activities	(0.50)		1.87	(0.23)		0.60	1.19
Distributions to Shareholders:
Net investment income	(0.31)		(0.33)	(0.09)		(0.20)	(0.22)
Net realized gains from investments	(0.19)		—	—		(1.00)	(0.22)
Total Distributions to Shareholders	(0.50)		(0.33)	(0.09)		(1.20)	(0.44)
Net Asset Value, End of Period	$15.19		$16.19	$14.65		$14.97	$15.57
Total Return (excludes contingent deferred sales charge)	(3.26)%		12.88%	(1.56)%		3.92%	8.16%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,445		$8,814	$9,724		$2,725	$2,778
Ratio of net expenses to average net assets (b) (c)	1.15%		1.03%	0.95%		1.85%	1.85%
Ratio of net investment income (loss) to average net assets	1.30%		2.78%	0.44%		0.12%	0.23%
Ratio of gross expenses to average net assets (c) (d)	1.08	%(g)	1.58%	2.65%		2.36%	2.14%
Portfolio turnover (e)	40%		51%	192	%(f)	72%	66%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Effective with the December 30, 2015 strategy change, the Adviser began reimbursing expenses inclusive of acquired fund fees and expenses.

(c)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increased due to a change in investment strategy.

(g)  The amount includes a change in accounting estimate. Without this change in accounting estimate, the gross expense ratio would have been 1.54%. Refer to Federal Income Taxes under Item 2 of the Notes to Financial Statements.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Strategic Allocation Fund
	Class I Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$16.48		$14.86	$15.16		$15.74	$14.97
Investment Activities:
Net investment income (loss)	0.35	(a)	0.55 (a)	0.15	(a)	0.29	0.19
Net realized and unrealized gains (losses) on investments	(0.70)		1.50	(0.24)		0.47	1.16
Total from Investment Activities	(0.35)		2.05	(0.09)		0.76	1.35
Distributions to Shareholders:
Net investment income	(0.42)		(0.43)	(0.21)		(0.34)	(0.36)
Net realized gains from investments	(0.19)		—	—		(1.00)	(0.22)
Total Distributions to Shareholders	(0.61)		(0.43)	(0.21)		(1.34)	(0.58)
Net Asset Value, End of Period	$15.52		$16.48	$14.86		$15.16	$15.74
Total Return	(2.29)%		13.95%	(0.61)%		4.96%	9.20%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$8,811		$9,153	$1,099		$1,474	$318
Ratio of net expenses to average net assets (b) (c)	0.15%		0.10%	0.24%		0.90%	0.90%
Ratio of net investment income (loss) to average net assets	2.11%		3.48%	1.04%		0.93%	1.16%
Ratio of gross expenses to average net assets (c) (d)	0.01	%(g)	0.61%	2.64%		4.15%	4.80%
Portfolio turnover (e)	40%		51%	192	%(f)	72%	66%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Effective with the December 30, 2015 strategy change, the Adviser began reimbursing expenses inclusive of acquired fund fees and expenses.

(c)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increased due to a change in investment strategy.

(g)  The amount includes a change in accounting estimate. Without this change in accounting estimate, the gross expense ratio would have been 0.42%. Refer to Federal Income Taxes under Item 2 of the Notes to Financial Statements.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Strategic Allocation Fund
	Class R Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$16.38		$14.79	$15.09		$15.68	$14.90
Investment Activities:
Net investment income (loss)	0.27	(a)	0.46 (a)	0.09	(a)	0.08	(0.21)
Net realized and unrealized gains (losses) on investments	(0.70)		1.49	(0.26)		0.59	1.48
Total from Investment Activities	(0.43)		1.95	(0.17)		0.67	1.27
Distributions to Shareholders:
Net investment income	(0.35)		(0.36)	(0.13)		(0.26)	(0.27)
Net realized gains from investments	(0.19)		—	—		(1.00)	(0.22)
Total Distributions to Shareholders	(0.54)		(0.36)	(0.13)		(1.26)	(0.49)
Net Asset Value, End of Period	$15.41		$16.38	$14.79		$15.09	$15.68
Total Return	(2.77)%		13.36%	(1.14)%		4.36%	8.66%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,529		$1,892	$1,702		$1,875	$1,867
Ratio of net expenses to average net assets (b) (c)	0.65%		0.56%	0.62%		1.45%	1.45%
Ratio of net investment income (loss) to average net assets	1.63%		2.96%	0.58%		0.52%	0.71%
Ratio of gross expenses to average net assets (c) (d)	1.01	%(g)	1.80%	2.13%		2.17%	1.72%
Portfolio turnover (e)	40%		51%	192	%(f)	72%	66%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Effective with the December 30, 2015 strategy change, the Adviser began reimbursing expenses inclusive of acquired fund fees and expenses.

(c)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increased due to a change in investment strategy.

(g)  The amount includes a change in accounting estimate. Without this change in accounting estimate, the gross expense ratio would have been 1.43%. Refer to Federal Income Taxes under Item 2 of the Notes to Financial Statements.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory INCORE Fund for Income
	Class A Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$9.09		$9.63	$9.96	$10.27	$10.62
Investment Activities:
Net investment income (loss)	0.37	(a)	0.10 (a)	0.11 (a)	0.15	0.11
Net realized and unrealized gains (losses) on investments	(0.45)		(0.15)	0.05	0.04	0.06
Total from Investment Activities	(0.08)		(0.05)	0.16	0.19	0.17
Distributions to Shareholders:
Net investment income	(0.45)		(0.49)	(0.49)	(0.50)	(0.52)
Total Distributions to Shareholders	(0.45)		(0.49)	(0.49)	(0.50)	(0.52)
Net Asset Value, End of Period	$8.56		$9.09	$9.63	$9.96	$10.27
Total Return (excludes sales charge)	(0.91)%		(0.51)%	1.62%	1.90%	1.69%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$153,574		$224,822	$400,740	$349,571	$338,122
Ratio of net expenses to average net assets	0.92%		0.88%	0.91%	0.94%	0.96%
Ratio of net investment income (loss) to average net assets	4.22%		1.08%	1.10%	1.09%	1.57%
Ratio of gross expenses to average net assets	0.93	%(b)	0.88%	0.91%	0.94%	0.96%
Portfolio turnover (c)	27%		30%	31%	44%	32%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Fund for Income
	Class C Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$9.01		$9.56	$9.89	$10.20	$10.55
Investment Activities:
Net investment income (loss)	0.29	(a)	0.03 (a)	0.03 (a)	0.02	0.02
Net realized and unrealized gains (losses) on investments	(0.44)		(0.16)	0.06	0.10	0.08
Total from Investment Activities	(0.15)		(0.13)	0.09	0.12	0.10
Distributions to Shareholders:
Net investment income	(0.38)		(0.42)	(0.42)	(0.43)	(0.45)
Total Distributions to Shareholders	(0.38)		(0.42)	(0.42)	(0.43)	(0.45)
Net Asset Value, End of Period	$8.48		$9.01	$9.56	$9.89	$10.20
Total Return (excludes contingent deferred sales charge)	(1.69)%		(1.41)%	0.88%	1.14%	0.96%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$31,976		$50,316	$72,958	$68,015	$79,353
Ratio of net expenses to average net assets	1.70%		1.67%	1.69%	1.72%	1.72%
Ratio of net investment income (loss) to average net assets	3.33%		0.29%	0.32%	0.31%	0.80%
Ratio of gross expenses to average net assets	1.71	%(b)	1.67%	1.69%	1.72%	1.72%
Portfolio turnover (c)	27%		30%	31%	44%	32%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Fund for Income
	Class I Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$9.08	$9.63	$9.96	$10.26	$10.61
Investment Activities:
Net investment income (loss)	0.37 (a)	0.13 (a)	0.13 (a)	0.16	0.21
Net realized and unrealized gains (losses) on investments	(0.43)	(0.16)	0.06	0.07	(0.01)
Total from Investment Activities	(0.06)	(0.03)	0.19	0.23	0.20
Distributions to Shareholders:
Net investment income	(0.47)	(0.52)	(0.52)	(0.53)	(0.55)
Total Distributions to Shareholders	(0.47)	(0.52)	(0.52)	(0.53)	(0.55)
Net Asset Value, End of Period	$8.55	$9.08	$9.63	$9.96	$10.26
Total Return	(0.64)%	(0.34)%	1.90%	2.28%	1.98%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$331,338	$520,056	$547,322	$403,879	$379,805
Ratio of net expenses to average net assets	0.63%	0.61%	0.63%	0.65%	0.67%
Ratio of net investment income (loss) to average net assets	4.21%	1.34%	1.37%	1.37%	1.85%
Portfolio turnover (b)	27%	30%	31%	44%	32%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Fund for Income
	Class R Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$9.09	$9.64	$9.97	$10.28	$10.62
Investment Activities:
Net investment income (loss)	0.38 (a)	0.10 (a)	0.11 (a)	0.11	0.15
Net realized and unrealized gains (losses) on investments	(0.45)	(0.16)	0.05	0.08	0.03
Total from Investment Activities	(0.07)	(0.06)	0.16	0.19	0.18
Distributions to Shareholders:
Net investment income	(0.45)	(0.49)	(0.49)	(0.50)	(0.52)
Total Distributions to Shareholders	(0.45)	(0.49)	(0.49)	(0.50)	(0.52)
Net Asset Value, End of Period	$8.57	$9.09	$9.64	$9.97	$10.28
Total Return	(0.79)%	(0.62)%	1.62%	1.88%	1.78%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$43,405	$58,783	$85,195	$73,805	$84,368
Ratio of net expenses to average net assets	0.91%	0.88%	0.90%	0.95%	0.96%
Ratio of net investment income (loss) to average net assets	4.27%	1.08%	1.11%	1.07%	1.56%
Portfolio turnover (b)	27%	30%	31%	44%	32%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Fund for Income
	Class R6 Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 31, 2015(a)
Net Asset Value, Beginning of Period	$9.07	$9.62	$9.95	$10.23
Investment Activities:
Net investment income (loss)	0.44 (b)	0.12 (b)	0.13 (b)	0.10
Net realized and unrealized gains (losses) on investments	(0.49)	(0.16)	0.06	(0.03)
Total from Investment Activities	(0.05)	(0.04)	0.19	0.07
Distributions to Shareholders:
Net investment income	(0.47)	(0.51)	(0.52)	(0.35)
Total Distributions to Shareholders	(0.47)	(0.51)	(0.52)	(0.35)
Net Asset Value, End of Period	$8.55	$9.07	$9.62	$9.95
Total Return (c)	(0.52)%	(0.36)%	1.89%	0.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$13,741	$9,407	$6,286	$3,896
Ratio of net expenses to average net assets (d)	0.63%	0.63%	0.63%	0.63%
Ratio of net investment income (loss) to average net assets (d)	5.01%	1.31%	1.37%	1.24%
Ratio of gross expenses to average net assets (d) (e)	0.69%	0.73%	0.97%	0.99%
Portfolio turnover (c) (f)	27%	30%	31%	44%

(a)  Class R6 Shares commenced operations on March 4, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Fund for Income
	Class Y Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$9.08		$9.64	$9.96		$10.27		$10.62
Investment Activities:
Net investment income (loss)	0.37	(a)	0.10 (a)	0.13	(a)	0.08		0.12
Net realized and unrealized gains (losses) on investments	(0.43)		(0.15)	0.06		0.14		0.08
Total from Investment Activities	(0.06)		(0.05)	0.19		0.22		0.20
Distributions to Shareholders:
Net investment income	(0.46)		(0.51)	(0.51)		(0.53)		(0.55)
Total Distributions to Shareholders	(0.46)		(0.51)	(0.51)		(0.53)		(0.55)
Net Asset Value, End of Period	$8.56		$9.08	$9.64		$9.96		$10.27
Total Return	(0.61)%		(0.53)%	1.92%		2.12%		1.94%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$31,975		$62,408	$8,119		$5,093		$7,491
Ratio of net expenses to average net assets	0.71%		0.68%	0.71%		0.71%		0.71%
Ratio of net investment income (loss) to average net assets	4.22%		1.09%	1.30%		1.32%		1.81%
Ratio of gross expenses to average net assets	0.79	%(b)	0.68%	0.89	%(b)	0.90	%(b)	0.82	%(b)
Portfolio turnover (c)	27%		30%	31%		44%		32%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory INCORE Investment Grade Convertible Fund
	Class A Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$16.53	$13.72	$14.00	$14.10	$12.70
Investment Activities:
Net investment income (loss)	0.30 (a)	0.17 (a)	0.11 (a)	0.14	0.08
Net realized and unrealized gains (losses) on investments	0.01 (b)	2.89	(0.07)	0.03	1.67
Total from Investment Activities	0.31	3.06	0.04	0.17	1.75
Distributions to Shareholders:
Net investment income	(0.53)	(0.25)	(0.32)	(0.27)	(0.35)
Net realized gains from investments	(0.09)	—	—	—	—
Total Distributions to Shareholders	(0.62)	(0.25)	(0.32)	(0.27)	(0.35)
Net Asset Value, End of Period	$16.22	$16.53	$13.72	$14.00	$14.10
Total Return (excludes sales charge)	1.87%	22.57%	0.29%	1.21%	14.03%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$14,268	$33,040	$14,350	$10,396	$6,964
Ratio of net expenses to average net assets	1.27%	1.30%	1.48%	1.39%	1.52%
Ratio of net investment income (loss) to average net assets	1.79%	1.12%	0.80%	0.75%	0.66%
Portfolio turnover (c)	41%	39%	22%	32%	28%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Investment Grade Convertible Fund
	Class I Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$16.53	$13.71	$13.98	$14.09		$12.68
Investment Activities:
Net investment income (loss)	0.36 (a)	0.22 (a)	0.17 (a)	0.18		0.20
Net realized and unrealized gains (losses) on investments	(0.01)	2.90	(0.07)	0.03		1.62
Total from Investment Activities	0.35	3.12	0.10	0.21		1.82
Distributions to Shareholders:
Net investment income	(0.58)	(0.30)	(0.37)	(0.32)		(0.41)
Net realized gains from investments	(0.09)	—	—	—		—
Total Distributions to Shareholders	(0.67)	(0.30)	(0.37)	(0.32)		(0.41)
Net Asset Value, End of Period	$16.21	$16.53	$13.71	$13.98		$14.09
Total Return	2.16%	23.07%	0.77%	1.54%		14.68%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$126,871	$78,879	$53,438	$40,024		$30,683
Ratio of net expenses to average net assets	0.94%	0.94%	0.99%	1.00%		1.00%
Ratio of net investment income (loss) to average net assets	2.17%	1.47%	1.26%	1.14%		1.17%
Ratio of gross expenses to average net assets	0.94%	0.94%	0.99%	1.01	%(b)	1.08	%(b)
Portfolio turnover (c)	41%	39%	22%	32%		28%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Notes to Financial Statements October 31, 2018

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company named "The Victory Portfolios," which was organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following six Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory Diversified Stock Fund	Diversified Stock Fund	A, C, I, R, R6, and Y
Victory NewBridge Large Cap Growth Fund	NewBridge Large Cap Growth Fund	A, C, I, R and Y
Victory Special Value Fund	Special Value Fund	A, C, I, R and Y
Victory Strategic Allocation Fund	Strategic Allocation Fund	A, C, I and R
Victory INCORE Fund for Income	INCORE Fund for Income	A, C, I, R, R6 and Y
Victory INCORE Investment Grade Convertible Fund	INCORE Investment Grade Convertible Fund	A and I

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of October 31, 2018, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments (in thousands):

	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities
Diversified Stock Fund
Common Stocks	$375,653	$—	$375,653
Exchange-Traded Funds	4,333	—	4,333
Collateral for Securities Loaned	9,578	—	9,578
Total	389,564	—	389,564
NewBridge Large Cap Growth Fund
Common Stocks	22,962	—	22,962
Total	22,962	—	22,962
Special Value Fund
Common Stocks	64,566	—	64,566
Exchange-Traded Funds	350	—	350
Collateral for Securities Loaned	1,451	—	1,451
Total	66,367	—	66,367

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018
	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities
Strategic Allocation Fund
Affiliated Exchange-Traded Funds	$5,917	$—	$5,917
Affiliated Mutual Funds	27,097	—	27,097
Total	33,014	—	33,014
INCORE Fund for Income
Government National Mortgage Association	—	571,463	571,463
U.S. Treasury Obligations	—	34,952	34,952
Investment Companies	100	—	100
Total	100	606,415	606,515
INCORE Investment Grade Convertible Fund
Convertible Corporate Bonds	—	102,143	102,143
Convertible Preferred Stocks	33,401	3,143	36,544
Collateral for Securities Loaned	2,769	—	2,769
Total	$36,170	$105,286	$141,456

For the year ended October 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Securities Purchased on a When-Issued Basis:

The Funds may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018

foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table (in thousands) is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of October 31, 2018. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018
	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received	<30 Days	Between 30 & 90 Days	>90 Days	Net Amount
Diversified Stock Fund	$9,257	$9,578	$—	$—	$—	$321
Special Value Fund	1,448	1,451	—	—	—	3
INCORE Investment Grade Convertible Fund	2,717	2,769	—	—	—	52

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid monthly for the INCORE Fund for Income and Strategic Allocation Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Diversified Stock Fund and INCORE Investment Grade Convertible Fund. Dividends from net investment income, if any, are declared and paid annually for the NewBridge Large Cap Growth Fund and Special Value Fund. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition — "temporary difference"), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of October 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

During the year ended October 31, 2018, the Strategic Allocation Fund paid the IRS $68,418 related to interest and penalties from a deficiency dividend. This liability to the IRS was assumed through the Strategic Allocation Fund's acquisition of the Compass EMP Multi-Asset Balance Fund ("Balanced Fund") in a merger transaction dated July 22, 2016. During its year ended November 30, 2012, the Balanced Fund inadvertently failed to distribute to its shareholders its undistributed ordinary taxable income from its tax year ended November 30, 2011. The interest and penalties on the deficiency dividend was originally estimated to be $224,411, which the Balanced Fund accrued during its year ended November 30, 2013. The interest and penalties of $224,411 were reimbursed by the Balanced Fund's former Administrator, Gemini Fund Services, LLC ("Gemini") and accrued during the year ended November 30, 2013. The resulting difference from the estimated interest and penalties to the final amount paid to the IRS is $155,993. This change in accounting estimate is recognized in the Strategic Allocation Fund's Statements of Operations, "Federal taxes, interest and penalties" for the year ended October 31, 2018. The resulting change in accounting estimate had no impact to the Fund's net assets or results of operations, as the liability for the interest and penalties paid to the IRS were reimbursed by Gemini.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended October 31, 2018, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2018 were as follows (in thousands):

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Diversified Stock Fund	$502,994	$623,594	$—	$—
NewBridge Large Cap Growth Fund	10,942	21,898	—	—
Special Value Fund	89,605	108,548	—	—
Strategic Allocation Fund	15,649	15,119	—	—
INCORE Fund for Income	—	—	190,911	446,916
INCORE Investment Grade Convertible Fund	87,575	52,089	—	—

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Flat Rate
Strategic Allocation Fund	0.10%
Adviser Fee Tier Rate
Diversified Stock Fund
Up to $800 million	0.65%
$800 million — $2.4 billion	0.60%
Over $2.4 billion	0.55%

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018
Adviser Fee Tier Rate
NewBridge Large Cap Growth Fund
Up to $400 million	0.75%
$400 million — $800 million	0.65%
Over $800 million	0.60%
Special Value Fund
Up to $400 million	0.75%
$400 million — $800 million	0.65%
Over $800 million	0.60%
INCORE Fund for Income
Up to $400 million	0.50%
$400 million — $800 million	0.45%
Over $800 million	0.40%
INCORE Investment Grade Convertible Fund
Up to $400 million	0.75%
$400 million — $800 million	0.65%
Over $800 million	0.60%

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, N.A., acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. Funds in the Trust, Victory Variable Insurance Funds, Victory Institutional Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), in the aggregate, compensate the Adviser for these services.

The Victory Funds Complex pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Funds, except for INCORE Fund for Income, and 1.00% of the average daily net assets of Class C Shares of the Funds. The Distributor may receive a monthly distribution and service fee at an annual rate of up to 0.25% of the average daily net

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018

assets of Class R Shares of INCORE Fund for Income. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares of the Funds. For the year ended October 31, 2018, the Distributor received approximately $29 thousand from commissions earned on sales of Class A Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of October 31, 2018, the expense limits (excluding voluntary waivers) are as follows:

	In effect November 1, 2017 until February 28, 2019
	Class A Shares	Class C Shares	Class I Shares		Class R Shares	Class R6 Shares	Class Y Shares
Diversified Stock Fund	N/A	N/A	N/A		N/A	0.78%	0.86%
NewBridge Large Cap Growth Fund	1.36%	2.10%	0.95%		1.65%	N/A	1.02%
Special Value Fund	N/A	2.20%	1.15	%(a)	N/A	N/A	1.10	%(a)
Strategic Allocation Fund	0.40%	1.15%	0.15%		0.65%	N/A	N/A
INCORE Fund for Income	N/A	N/A	N/A		N/A	0.63%	0.71%
INCORE Investment Grade Convertible Fund	N/A(a)	N/A	N/A(a)		N/A	N/A	N/A

(a) In effect from March 1, 2018 until at least February 28, 2019

	Was in effect from November 1, 2017 until February 28, 2018
	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class R6 Shares	Class Y Shares
Special Value Fund	N/A	2.20%	N/A	N/A	N/A	1.03%
INCORE Investment Grade Convertible Fund	1.39%	N/A	1.00%	N/A	N/A	N/A

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of November 11, 2010, the Strategic Allocation Fund is no longer subject to repaying waived or reimbursed fees to the Adviser. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

As of October 31, 2018, the following amounts are available to be repaid to the Adviser (in thousands):

	Expires 10/31/19	Expires 10/31/20	Expires 10/31/21	Total
Diversified Stock Fund	$23	$20	$27	$70
NewBridge Large Cap Growth Fund	19	43	64	126
Special Value Fund	10	12	21	43
INCORE Fund for Income	29	8	42	79

Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. For the year ended October 31, 2018, the Adviser and/or Citi voluntarily waived $81 thousand and $32 thousand in the Special Value Fund and INCORE Fund for Income Fund, respectively, to maintain more competitive expense ratios.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant and Legal.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

The INCORE Fund for Income and INCORE Convertible Bond Fund are subject to credit and interest rate risk with respect to fixed income securities. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rates may rise or the rate of inflation may increase, impacting the value of investments in fixed income securities. A debt issuers' credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 28, 2017, the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The agreement was amended on July 27, 2018 with a new termination date of July 26, 2019. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the year ended October 31, 2018, Citibank earned approximately $150 thousand in commitment fees from the Victory Funds Complex. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. Interest accrued by each Fund during the period is presented on the Statements of Operations under Interest expense on line of credit.

The average loans for the days outstanding and average interest rate for each Fund during the year ended October 31, 2018 were as follows (in thousands):

	Amount Outstanding at October 31, 2018	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate	Maximum Borrowing During the Period
Diversified Stock Fund	$—	$1,500	1	2.29%	$1,500

*  For the year ended October 31, 2018, based on the number of days borrowings were outstanding.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. Interest accrued by each Fund during the period is presented on the Statements of Operations under Interest expense on interfund lending.

The average borrowing and lending for the days outstanding and average interest rate for each Fund during the year ended October 31, 2018 were as follows (in thousands):

	Borrower or Lender	Amount Outstanding at October 31, 2018	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate	Maximum Borrowing During the Period
Diversified Stock Fund	Borrower	$—	$2,572	4	2.02%	$8,232
Special Value Fund	Borrower	—	654	2	1.96%	716
Strategic Allocation Fund	Borrower	—	127	5	2.59%	243

*  For the year ended October 31, 2018, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Year Ended October 31, 2018
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Diversified Stock Fund	$33,530	$63,180	$96,710	$96,710
NewBridge Large Cap Growth Fund	—	8,952	8,952	8,952
Special Value Fund	258	—	258	258
Strategic Allocation Fund	893	448	1,341	1,341
INCORE Fund for Income	37,153	—	37,153	37,153
INCORE Investment Grade Convertible Fund	4,734	661	5,395	5,395
	Year Ended October 31, 2017
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Diversified Stock Fund	$4,738	$7,093	$11,831	$11,831
NewBridge Large Cap Growth Fund	—	15,648	15,648	15,648
Special Value Fund	797	—	797	797
Strategic Allocation Fund	777	—	777	777
INCORE Fund for Income	53,031	—	53,031	53,031
INCORE Investment Grade Convertible Fund	1,668	—	1,668	1,668

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018

As of the tax year ended October 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
Diversified Stock Fund	$24,662	$14,832	$39,494	$—	$—	$39,037	$78,531
NewBridge Large Cap Growth Fund	29	7,117	7,146	—	—	9,080	16,226
Special Value Fund	3,951	2,620	6,571	—	—	4,247	10,818
Strategic Allocation Fund	—	255	255	—	—	(958)	(703)
INCORE Fund for Income	2,927	—	2,927	(251,767)	—	(64,827)	(313,667)
INCORE Investment Grade Convertible Fund	1,090	4,018	5,108	—	—	7,101	12,209

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31, 2018, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2018 and specified losses incurred after October 31, 2018. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended October 31, 2018, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration are applied as either short-term or long-term depending on the originating capital loss and must be utilized before those that are subject to expiration.

CLCFs subject to expiration (in thousands):

	Expiration Year
	2019	Total
INCORE Fund for Income	$10,878	$10,878

During the tax year ended October 31, 2018, the INCORE Fund for Income utilized $3,563 (in thousands) of capital loss carryforwards.

CLCFs not subject to expiration (in thousands):

	Short-Term Amount	Long-Term Amount	Total
INCORE Fund for Income	$91,980	$148,909	$240,889

At October 31, 2018, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows (in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Stock Fund	$350,527	$58,367	$(19,330)	$39,037
NewBridge Large Cap Growth Fund	13,882	9,742	(662)	9,080
Special Value Fund	62,120	7,720	(3,473)	4,247
Strategic Allocation Fund	33,972	903	(1,861)	(958)
INCORE Fund for Income	671,342	1,693	(66,520)	(64,827)
INCORE Investment Grade Convertible Fund	134,355	13,404	(6,303)	7,101

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018

As of October 31, 2018 on the Statements of Assets and Liabilities, as a result of permanent book-to-tax difference, reclassification adjustments were as follows (in thousands):

	Accumulated Net Investment Income (Loss)*	Accumulated Net Realized Gains (Losses)*	Capital
Diversified Stock Fund	$12	$(12)	$—
NewBridge Large Cap Growth Fund	497	(497)	—
Strategic Allocation Fund	3	(361)	358
INCORE Fund for Income	8,072	(4,497)	(3,575)
INCORE Investment Grade Convertible Fund	507	(507)	—

*  These components of capital are presented together as "Total distributable earnings/(loss)" on the Statement of Assets and Liabilities.

8. Affiliated Funds:

The term "affiliated company" includes funds which are managed by VCM which are affiliates of the Funds. Transactions during the year ended October 31, 2018 with funds which are affiliates were as follows (in thousands):

	Fair Value 10/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 10/31/2018	Dividend Income
Strategic Allocation Fund
Victory INCORE Total Return Bond Fund, Class R6	$4,082	$989	$(567)	$(29)	$(245)	$4,230	$161
Victory Expedition Emerging Markets Small Cap Fund, Class I	1,806	925	(2,643)	60	(148)	—	34
Victory Integrity Discovery Fund, Class Y	1,099	366	(267)	97	(177)	1,118	45
VictoryShares International Volatility Wtd ETF	1,989	793	(249)	5	(259)	2,279	66
Victory Trivalent Emerging Markets Small-Cap Fund, Class Y	—	3,200	(199)	(29)	(717)	2,255	—
Victory Sophus Emerging Markets Small Cap Fund, Class Y	—	3,201	(200)	(37)	(808)	2,156	—
VictoryShares US Small Cap Volatility Wtd ETF	1,121	242	(225)	34	(35)	1,137	14
VictoryShares Emerging Market Volatility Wtd Index ETF	2,120	479	(2,685)	356	(270)	—	73
Victory CEMP Long/Short Strategy Fund, Class I	2,203	661	(2,863)	251	(252)	—	57
Victory CEMP Commodity Volatility Wtd Index Strategy Fund, Class I	2,140	84	(2,131)	(237)	144	—	84
Victory RS Global Fund, Class Y	9,178	1,989	(1,976)	119	333	9,643	—
VictoryShares US Multi-Factor Minimum Volatility ETF	1,955	671	(403)	30	248	2,501	56

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018
Victory Market Neutral Income Fund, Class I	7,038	2,062	(1,470)	(11)	76	7,695	273
Total	$34,731	$15,662	$(15,878)	$609	$(2,110)	$33,014	$863

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of October 31, 2018, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

	Shareholder	Percent
Special Value Fund	Hartford Life Insurance Company	32.4%
INCORE Investment Grade Convertible Fund	Morgan Stanley Smith Barney LLC	36.8%

10. Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduced two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements. The Regulation S-X amendments had a compliance date of August 1, 2017, and are reflected in this report. The Funds' compliance date for Form N-PORT was June 1, 2018, and the Funds will make their initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ended June 30, 2018, the Funds were required to maintain, and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file the Form N-PORT with the SEC for the period ending March 31, 2019. The Funds' compliance date for Form N-CEN was June 1, 2018, and the Funds will make their initial filing on Form N-CEN for the period ended October 31, 2018. Form N-CEN will replace Form N-SAR filings. The Funds' adoption of these amendments has no effect on the net assets or results of operations.

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Funds' financial statements.

In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Funds have early adopted ASU 2018-13 with the financial statements prepared as of October 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Funds' adoption of these amendments, effective with the financial statements prepared as of October 31, 2018 had no effect on the Funds' net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the October 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders,

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018

other than tax basis return of capital distributions, in one line item per share class. Distributions to shareholders for the year ended October 31, 2017 from net investment income and net realized gains in the Funds were as follows:

	Diversified Stock Fund	NewBridge Large Cap Growth Fund	Special Value Fund	Strategic Allocation Fund	INCORE Fund for Income	INCORE Investment Grade Convertible Fund
Distributions to Shareholders:
From net investment income:
Class A Shares	$(2,827)	$—	$(402)	$(403)	$(17,071)	$(562)
Class C Shares	(102)	—	(20)	(194)	(2,700)	—
Class I Shares	(1,267)	—	(51)	(138)	(28,522)	(1,106)
Class R Shares	(435)	—	(308)	(42)	(3,526)	—
Class R6 Shares	(29)	—	—	—	(446)	—
Class Y Shares	(119)	—	(16)	—	(766)	—
	Diversified Stock Fund	NewBridge Large Cap Growth Fund	Special Value Fund	Strategic Allocation Fund	INCORE Fund for Income	INCORE Investment Grade Convertible Fund
From net realized gains:
Class A Shares	$(3,851)	$(3,217)	$—	$—	$—	$—
Class C Shares	(582)	(2,111)	—	—	—	—
Class I Shares	(1,639)	(8,820)	—	—	—	—
Class R Shares	(808)	(339)	—	—	—	—
Class R6 Shares	(34)	—	—	—	—	—
Class Y Shares	(138)	(1,161)	—	—	—	—

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Victory Diversified Stock Fund, Victory NewBridge Large Cap Growth Fund, Victory Special Value Fund, Victory Strategic Allocation Fund, Victory INCORE Fund for Income, and Victory INCORE Investment Grade Convertible Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Victory Diversified Stock Fund, Victory NewBridge Large Cap Growth Fund, Victory Special Value Fund, Victory Strategic Allocation Fund, Victory INCORE Fund for Income, and Victory INCORE Investment Grade Convertible Fund (the Funds) (six of the funds constituting the Victory Portfolios (the "Trust") including the portfolios of investments, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting the Trust) at October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
December 21, 2018

Victory Portfolios	Supplemental Information October 31, 2018

  (Unaudited)

Trustee and Officer Information Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 71	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 67*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 74	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011 to July 2016).

Victory Portfolios	Supplemental Information — continued October 31, 2018

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 65	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor (January 2016-April 2016) and Managing Partner (August 2014-January 2016), Endgate Commodities LLC; Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 61*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007 to July 2016).
Leigh A. Wilson, 73	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 46**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Portfolios	Supplemental Information — continued October 31, 2018

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 64	Assistant Secretary	December 1997	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-2017).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Portfolios	Supplemental Information — continued October 31, 2018

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Victory Portfolios	Supplemental Information — continued October 31, 2018

  (Unaudited)

	Beginning Account Value 5/1/18	Actual Ending Account Value 10/31/18	Hypothetical Ending Account Value 10/31/18	Actual Expenses Paid During Period 5/1/18- 10/31/18*	Hypothetical Expenses Paid During Period 5/1/18- 10/31/18*	Annualized Expense Ratio During Period 5/1/18- 10/31/18
Diversified Stock Fund
Class A	$1,000.00	$973.20	$1,019.91	$5.22	$5.35	1.05%
Class C	1,000.00	969.00	1,015.48	9.58	9.80	1.93%
Class I	1,000.00	974.90	1,021.27	3.88	3.97	0.78%
Class R	1,000.00	971.90	1,018.50	6.61	6.77	1.33%
Class R6	1,000.00	975.10	1,021.27	3.88	3.97	0.78%
Class Y	1,000.00	974.60	1,020.87	4.28	4.38	0.86%
NewBridge Large Cap Growth Fund
Class A	1,000.00	998.70	1,018.35	6.85	6.92	1.36%
Class C	1,000.00	996.00	1,014.62	10.57	10.66	2.10%
Class I	1,000.00	1,001.20	1,020.42	4.79	4.84	0.95%
Class R	1,000.00	997.00	1,016.89	8.31	8.39	1.65%
Class Y	1,000.00	1,001.20	1,020.06	5.15	5.19	1.02%
Special Value Fund
Class A	1,000.00	973.20	1,019.31	5.82	5.96	1.17%
Class C	1,000.00	968.10	1,014.27	10.76	11.02	2.17%
Class I	1,000.00	973.40	1,019.66	5.47	5.60	1.10%
Class R	1,000.00	971.30	1,017.80	7.30	7.48	1.47%
Class Y	1,000.00	974.00	1,020.16	4.98	5.09	1.00%
Strategic Allocation Fund
Class A	1,000.00	959.00	1,023.19	1.98	2.04	0.40%
Class C	1,000.00	955.30	1,019.41	5.67	5.85	1.15%
Class I	1,000.00	960.40	1,024.45	0.74	0.77	0.15%
Class R	1,000.00	957.70	1,021.93	3.21	3.31	0.65%
INCORE Fund for Income
Class A	1,000.00	986.80	1,020.72	4.46	4.53	0.89%
Class C	1,000.00	998.20	1,016.59	8.61	8.69	1.71%
Class I	1,000.00	1,003.70	1,022.03	3.18	3.21	0.63%
Class R	1,000.00	1,003.50	1,020.62	4.60	4.63	0.91%
Class R6	1,000.00	1,004.90	1,022.03	3.18	3.21	0.63%
Class Y	1,000.00	1,004.40	1,021.63	3.59	3.62	0.71%
INCORE Investment Grade Convertible Fund
Class A	1,000.00	989.60	1,018.80	6.37	6.46	1.27%
Class I	1,000.00	991.20	1,020.37	4.82	4.89	0.96%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued October 31, 2018

  (Unaudited)

Additional Federal Income Tax Information

For the year ended October 31, 2018, the Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Amount
Diversified Stock Fund	21%
Special Value Fund	100%
Strategic Allocation Fund	53%

Dividends qualified for corporate dividends received deductions of:

Amount
Diversified Stock Fund	18%
Special Value Fund	100%
Strategic Allocation Fund	36%

For the year ended October 31, 2018, the Funds designated short-term capital gain distributions (in thousands):

Amount
Diversified Stock Fund	$32,287

For the year ended October 31, 2018, the following Funds designated long-term capital gain distributions (in thousands):

Amount
Diversified Stock Fund	$63,181
NewBridge Large Cap Growth Fund	8,952
Strategic Allocation Fund	448
INCORE Investment Grade Convertible Fund	661

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VP-AR  (10/18)

October 31, 2018

Annual Report

Victory Sycamore Established Value Fund

Victory Sycamore Small Company Opportunity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the Victory Funds or your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Table of Contents

Financial Statements
Victory Sycamore Established Value Fund
Schedule of Portfolio Investments	12
Statement of Assets and Liabilities	19-20
Statement of Operations	21
Statements of Changes in Net Assets	22-24
Financial Highlights	25-30
Victory Sycamore Small Company Opportunity Fund
Schedule of Portfolio Investments	15
Statement of Assets and Liabilities	19-20
Statement of Operations	21
Statements of Changes in Net Assets	22-24
Financial Highlights	31-35
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	46
Supplemental Information	47
Trustee and Officer Information	47
Proxy Voting and Form N-Q Information	50
Expense Examples	50
Additional Federal Income Tax Information	52
Privacy Policy (inside back cover)
1

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

This page is intentionally left blank.

3

Victory Funds Letter to Shareholders

Dear Shareholder,

Has the worm turned? That's the question that many investors may be asking. The most recent annual reporting period (for the year ended October 31, 2018) seemingly began as a continuation of the prevailing trend, rallying into year-end 2017 in what has been hailed as the longest equity bull market in history.

But in early February, the era of low volatility ended abruptly. Investors were once again re-acquainted with market turmoil as the major market indices plummeted and the CBOE Volatility Index (VIX), often referred to as the market's "fear gauge," spiked. Although this had unusual ramifications for a variety of volatility-linked investment products, the overall market upheaval was fleeting. By spring, equity markets were headed higher once again, and this upward trend continued into the fall. However, a mix of trade turmoil, rising interest rates, and increasing concerns about global growth all conspired to spook investors. As we approached the end of the Funds' annual reporting period, volatility once again spiked in October.

Despite the periodic bouts of elevated volatility, the S&P 500® Index still registered a gain of 7.35 percent for the 12 months ended October 31, 2018. Looking back, the domestic markets were merely mirroring the economy, which grew at the robust pace of 4.2 and 3.5 percent in the second and third quarters of 2018, respectively, according to the U.S. Bureau of Economic Analysis. Job growth also continued unabated throughout the past year, and even wage growth made signs of a comeback.

In response, the Federal Reserve continued its trajectory of monetary tightening, both in the form of ending its bond buying program and gradually raising short-term interest rates. It is no surprise, then, that yields on 10-year U.S. Treasuries increased over the past year and ended the reporting period near 3.2 percent, the highest level seen in quite some time.

Thus, investors have been left with the conundrum: do robust economic metrics signal more good times ahead, or does the Federal Reserve's monetary tightening pose a threat? Plus, a significant shift in U.S. trade policy has unknown consequences, and the markets loath uncertainty.

It is important to remember, however, that these cross-currents often manifest themselves in pricing dislocations. We believe this creates an environment ripe for potential alpha generation. We are confident that our Victory Capital independent investment franchises, and the Funds they manage, will be able to differentiate themselves.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

4

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

5

Victory Equity Funds (Unaudited)

Victory Sycamore Established Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. Mid-capitalization stocks typically carry additional risk, as smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. The net asset value per share of the Victory Sycamore Established Value Fund (the "Fund") will fluctuate as the value of the securities in its portfolio changes.

Commentary

After an uncanny calm in the markets in 2017, volatility returned with a vengeance to start the new year. In February, the market experienced its worst decline since early 2016. Fear of a global slowdown was the culprit in 2016. However, reasons for the February sell-off were arguably more benign. There was speculation that wage inflation in a tight labor market led to the first bout of volatility. Then, later in the first quarter, a combination of factors jolted investor sentiment. Talk of a "trade war" injected a level of uncertainty into the market. Additionally, anxiety over Big Tech being in the regulatory crosshairs was another likely catalyst.

Escalation in trade rhetoric witnessed a thematic trade unfold in the market during the second quarter. Investors favored domestically oriented companies that are less likely to be impacted by an ensuing trade dispute. With economic data suggesting that the U.S. economy is still on solid footing, the Fed continued the path toward normalization by raising the federal funds rate. The Fed's hawkish tilt, coupled with a murky picture abroad, helped the U.S. dollar sustain its rally. Uncertainty surrounding the outcome of the trade spat and political developments in Europe curbed investors' appetite for risk, which helped lift the dollar against other world currencies. The changing narrative inflicted pain on emerging markets and commodities while at the same time boosted demand for smaller U.S.-based companies, which generally have less exposure to overseas markets.

Resiliency of the U.S. equity market continued into the third quarter. Major U.S. equity indices shrugged off mounting concerns over trade, the possibility of contagion from emerging markets, a less accommodative Fed, and a political spectacle in Washington to end the quarter well into positive territory. The S&P 500® Index posted its biggest quarterly gain in almost five years with the S&P 500® Index advancing 11 out of the last 12 quarters. The market was buoyed by a favorable fundamental narrative, which continued to boost equity returns. Solid earnings aided by late-cycle stimulus as well as capital return by U.S. companies helped drive the market higher.

The month of October saw a reversal from previous months as the possibility for slowing growth weighed on market sentiment. Consequently, the S&P 500® Index posted its worst monthly return since September 2011. As the impact from fiscal stimulus fades and the

6

Victory Equity Funds (Unaudited)

Victory Sycamore Established Value Fund (continued)

potential for rising rates and tariffs to filter through the economy increases, it remains to be seen how the ongoing expansion will fare in such an environment.

The Fund seeks to provide long-term capital growth by investing primarily in common stocks. The Fund (Class A Shares at net asset value) outperformed the benchmark Russell Mid Cap® Value Index (the "Index") for the fiscal year ended October 31, 2018, with the Fund returning 2.01% versus a 0.16% return for the Index.

The Fund's outperformance relative to the Index was driven by both stock selection and sector weighting, with selection having a larger impact on performance. Sector weighting is a by-product of our bottom-up security selection process and not a result of top-down tactical decisions. Specifically, stock selection in the Health Care, Energy, Information Technology, and Real Estate sectors contributed positively to return. An underweight in Real Estate relative to the Index was also beneficial. Conversely, stock selection in the Information Technology, Energy and Industrials sectors detracted from performance. An overweight in Information Technology — one of the top-performing sectors for the period — partially offset the negative impact from selection.

HCA Healthcare (HCA) was the top contributor for the period. The public hospital operator benefited from improved utilization which resulted in management raising guidance for the year. Shares of Tiffany & Co. (TIF) advanced as the luxury retailer continued to post strong results. Sales across most regions and categories were robust, which also resulted in management raising guidance for the full year. Motorola Solutions (MSI) was another top contributor. The company reported results throughout the year that were ahead of consensus expectations. Favorable results were driven by solid demand for the company's products and services as well as synergies from a recent acquisition.

Flex Ltd. (FLEX) was the top detractor for the period. In October, the company announced plans to terminate a contract with Nike. The termination of the contract was disappointing considering the company has invested a significant amount of time and capital in the project. Shares of Owens Corning (OC) depreciated throughout the year given decelerating growth outlook for roofing supplies in addition to headwinds from rising input costs. Cimarex Energy (XEC) shares were under pressure for most of the year given that the company has exposure to the Permian Basin. Despite boasting an attractive growth profile and pristine balance sheet, Cimarex Energy's (XEC) stock price has underwhelmed for most of this year. We believe that the stock price has been punished given the company's disproportionate exposure to the Permian Basin, which has weighed on investor sentiment due to ongoing fears of inadequate takeaway capacity.

7

Victory Equity Funds (Unaudited)

Victory Sycamore Established Value Fund (continued)

Average Annual Return

Year Ended October 31, 2018

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	5/5/00		3/1/16		3/1/10	8/16/83	3/4/14	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Russell MidCap® Value Index(1)
One Year	2.01%	–3.86%	1.19%	0.20%	2.30%	1.80%	2.34%	2.27%	0.16%
Three Year	9.04%	6.90%	N/A	N/A	9.35%	8.82%	9.42%	9.33%	8.15%
Five Year	10.22%	8.92%	N/A	N/A	10.57%	10.01%	N/A	10.47%	8.11%
Ten Year	14.12%	13.45%	N/A	N/A	N/A	13.93%	N/A	N/A	13.35%
Since Inception	9.78%	9.43%	12.94%	12.94%	12.77%	11.59%	9.90%	12.38%	N/A
Expense Ratios
Gross	0.90%		1.70%		0.62%	1.10%	0.54%	0.60%
With Applicable Waivers	0.90%		1.70%		0.62%	1.10%	0.54%	0.60%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2018. Additional information pertaining to the Fund's expense ratios as of October 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Sycamore Established Value Fund — Growth of $10,000

(1)The Russell MidCap Value Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000 Index chosen for their value orientation. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

Victory Equity Funds (Unaudited)

Victory Sycamore Small Company Opportunity Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. Small-capitalization stocks typically carry additional risk, as smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. The net asset value per share of the Victory Sycamore Small Company Opportunity Fund (the "Fund") will fluctuate as the value of the securities in its portfolio changes.

Commentary

After an uncanny calm in the markets in 2017, volatility returned with a vengeance to start the new year. In February, the market experienced its worst decline since early 2016. Fear of a global slowdown was the culprit in 2016. However, reasons for the February sell-off were arguably more benign. There was speculation that wage inflation in a tight labor market led to the first bout of volatility. Then, later in the first quarter, a combination of factors jolted investor sentiment. Talk of a "trade war" injected a level of uncertainty into the market. Additionally, anxiety over Big Tech being in the regulatory crosshairs was another likely catalyst.

Escalation in trade rhetoric witnessed a thematic trade unfold in the market during the second quarter. Investors favored domestically-oriented companies that are less likely to be impacted by an ensuing trade dispute. With economic data suggesting that the U.S. economy is still on solid footing, the U.S. Federal Reserve Bank (the "Fed") continued the path toward normalization by raising the federal funds rate. The Fed's hawkish tilt, coupled with a murky picture abroad, helped the U.S. dollar sustain its rally. Uncertainty surrounding the outcome of the trade spat and political developments in Europe curbed investors' appetite for risk, which helped lift the dollar against other world currencies. The changing narrative inflicted pain on emerging markets and commodities while at the same time boosted demand for smaller U.S.-based companies, which generally have less exposure to overseas markets.

Resiliency of the U.S. equity market continued into the third quarter. Major U.S. equity indices shrugged off mounting concerns over trade, the possibility of contagion from emerging markets, a less accommodative Fed, and a political spectacle in Washington to end the quarter well into positive territory. The S&P 500® Index posted its biggest quarterly gain in almost five years with the S&P 500® Index advancing 11 out of the last 12 quarters. The market was buoyed by a favorable fundamental narrative, which continued to boost equity returns. Solid earnings aided by late-cycle stimulus as well as capital return by U.S. companies helped drive the market higher.

9

Victory Equity Funds (Unaudited)

Victory Sycamore Small Company Opportunity Fund (continued)

The month of October saw a reversal from previous months as the possibility for slowing growth weighed on market sentiment. Consequently, the S&P 500® Index posted its worst monthly return since September 2011. As the impact from fiscal stimulus fades and the potential for rising rates and tariffs to filter through the economy increases, it remains to be seen how the ongoing expansion will fare in such an environment.

The Fund seeks to provide capital appreciation. The Fund (Class A Shares at net asset value) outperformed its benchmark index, the Russell 2000® Value Index (the "Index") for the fiscal year ended October 31, 2018, with the Fund returning 0.17% versus a -0.59% return for the Index.

The Fund's outperformance relative to the Index was driven by both stock selection and sector weighting, with selection having a larger impact on performance. Sector weighting is a by-product of our bottom-up security selection process and not a result of top-down tactical decisions. Specifically, stock selection in the Health Care, Energy, Information Technology, and Real Estate sectors contributed positively to return. An underweight in both Energy and Real Estate was also beneficial. The positive impact from selection in the top-performing sector, Health Care, was partially offset by the underweight. Conversely, stock selection in Financials, Materials, and Industrials detracted from relative return. Additionally, an overweight in Materials — the worst-performing sector for the period — also had a negative impact on the Fund's performance.

Refiner Delek US Holdings (DK) was the top contributor for the period. Better capture rates and lower capital expenditure aided Delek in delivering solid results. Management also increased the dividend and announced a share buyback during the period, a move welcomed by investors. Molina Healthcare (MOH), which provides healthcare services under the Medicaid and Medicare programs and through the state insurance marketplace, was also a top contributor. Molina consistently beat earnings expectations during the year, driven by internal improvements under new management. Shares were rewarded by investors given the solid execution. Shares of Haemonetics Corp. (HAE), a company focused on blood management solutions, appreciated higher following management's announcement of a strategic restructuring program with the objective of improving operational performance and reducing cost to free up resources to invest in accelerated growth. Investors welcomed the initiative.

Networking and communications company ADTRAN, Inc. (ADTN) was a top detractor. Shares were under pressure for most of the period given consecutive quarters of disappointing results. The revenue shortfall was attributed to weakness at key customers, slower ramp of the domestic Connect American Fund spending, and unfavorable mix shift. Two additional top detractors were holdings within Financials, Eagle Bancorp. (EGBN) and South State Corp. (SSB). Banks have been under pressure given that rising rates has not necessarily translated into higher net income margins. This sentiment towards banks has also weighed on share prices.

10

Victory Equity Funds (Unaudited)

Victory Sycamore Small Company Opportunity Fund (continued)

Average Annual Return

Year Ended October 31, 2018

	Class A		Class I	Class R	Class R6	Class Y
INCEPTION DATE	3/26/99		8/31/07	8/16/83	12/14/15	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Value Index(1)
One Year	0.17%	–5.59%	0.49%	–0.06%	0.52%	0.33%	–0.59%
Three Year	11.40%	9.23%	11.76%	11.15%	N/A	11.53%	10.52%
Five Year	9.85%	8.55%	10.21%	9.59%	N/A	9.99%	7.18%
Ten Year	13.22%	12.55%	13.63%	12.99%	N/A	N/A	10.95%
Since Inception	10.13%	9.80%	8.94%	9.81%	13.65%	11.66%	N/A
Expense Ratios
Gross	1.23%		0.90%	1.45%	0.90%	1.25%
With Applicable Waivers	1.23%		0.90%	1.45%	0.90%	1.15%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2018. Additional information pertaining to the Fund's expense ratios as of October 31, 2018 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Sycamore Small Company Opportunity Fund — Growth of $10,000

(1)The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. These indicies do not include the effect of sales charges, are not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

11

Victory Portfolios Victory Sycamore Established Value Fund	Schedule of Portfolio Investments October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.5%)
Communication Services (4.2%):
CBS Corp., Class B	2,600,600	$149,145
Cinemark Holdings, Inc. (a)	4,805,325	199,757
The Interpublic Group of Co., Inc.	4,636,800	107,388
		456,290
Consumer Discretionary (8.9%):
AutoNation, Inc. (a) (b)	3,917,352	158,574
BorgWarner, Inc.	3,626,325	142,913
Carter's, Inc.	1,839,375	176,543
Darden Restaurants, Inc. (a)	1,294,975	137,980
Hasbro, Inc. (a)	2,392,375	219,405
Yum! Brands, Inc.	1,382,775	125,017
		960,432
Consumer Staples (7.9%):
Archer-Daniels-Midland Co.	5,649,800	266,953
Hormel Foods Corp. (a)	3,431,100	149,733
Ingredion, Inc.	1,586,750	160,547
Sysco Corp.	2,004,300	142,967
The Kroger Co.	4,503,925	134,037
		854,237
Energy (5.0%):
Cimarex Energy Co. (a)	1,922,075	152,747
Devon Energy Corp. (a)	5,218,475	169,079
Parsley Energy, Inc., Class A (b)	5,060,125	118,508
PDC Energy, Inc. (b)	2,347,250	99,641
		539,975
Financials (19.7%):
Aflac, Inc.	3,692,800	159,049
Alleghany Corp.	419,200	251,806
American Financial Group, Inc.	1,105,654	110,599
Arthur J. Gallagher & Co.	2,416,850	178,871
Citizens Financial Group, Inc. (a)	2,205,925	82,391
E*TRADE Financial Corp.	2,818,725	139,301
FNF Group	3,888,975	130,086
Markel Corp. (b)	149,400	163,330
Prosperity Bancshares, Inc. (a)	1,737,425	112,985
SunTrust Banks, Inc.	3,998,100	250,521
The Allstate Corp.	1,768,575	169,288
The Travelers Co., Inc.	1,220,075	152,668
W.R. Berkley Corp.	2,742,425	208,150
		2,109,045
Health Care (6.2%):
AmerisourceBergen Corp.	1,225,175	107,815
Hologic, Inc. (a) (b)	2,676,675	104,364
Perrigo Co. PLC (a)	2,231,250	156,857

See notes to financial statements.

12

Victory Portfolios Victory Sycamore Established Value Fund	Schedule of Portfolio Investments — continued October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Quest Diagnostics, Inc.	2,033,175	$191,342
STERIS PLC (a)	1,011,300	110,545
		670,923
Industrials (12.9%):
AGCO Corp. (a)	2,746,968	153,940
Colfax Corp. (a) (b)	3,488,400	97,780
Hubbell, Inc.	821,400	83,536
Ingersoll-Rand PLC	1,115,750	107,045
Landstar System, Inc.	1,324,200	132,539
Owens Corning, Inc.	2,286,050	108,062
PACCAR, Inc.	624,400	35,722
Parker-Hannifin Corp.	960,500	145,641
Quanta Services, Inc. (b)	4,963,900	154,874
Republic Services, Inc., Class A	1,650,400	119,951
Textron, Inc.	3,549,850	190,378
Xylem, Inc.	950,400	62,327
		1,391,795
Information Technology (15.2%):
ARRIS International PLC (b)	4,290,800	106,712
Black Knight, Inc. (b)	2,770,246	135,105
Coherent, Inc. (a) (b)	621,675	76,553
DXC Technology Co.	1,837,943	133,857
Fidelity National Information Services, Inc. (a)	1,683,200	175,221
Flextronics International Ltd. (b)	12,491,200	98,181
Hewlett Packard Enterprises Co.	7,870,819	120,030
Keysight Technologies, Inc. (b)	1,842,200	105,153
Leidos Holdings, Inc.	1,711,375	110,863
MAXIMUS, Inc.	2,244,950	145,854
Motorola Solutions, Inc.	1,385,525	169,810
Nuance Communications, Inc. (b)	9,848,400	171,264
Synopsys, Inc. (b)	965,800	86,468
		1,635,071
Materials (6.8%):
AptarGroup, Inc. (a)	1,163,175	118,597
Celanese Corp., Series A	814,575	78,965
Eastman Chemical Co.	2,272,200	178,026
Packaging Corp. of America	1,337,875	122,831
Reliance Steel & Aluminum Co.	3,002,921	236,991
		735,410
Real Estate (6.1%):
Healthcare Trust of America, Inc.	6,712,700	176,276
Lamar Advertising Co.	2,492,900	182,779
National Retail Properties, Inc.	6,278,275	293,509
		652,564

See notes to financial statements.

13

Victory Portfolios Victory Sycamore Established Value Fund	Schedule of Portfolio Investments — continued October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (3.6%):
Alliant Energy Corp.	2,724,100	$117,082
DTE Energy Co. (a)	1,200,800	134,970
Xcel Energy, Inc. (a)	2,826,650	138,534
		390,586
Total Common Stocks (Cost $9,390,421)		10,396,328
Exchange-Traded Funds (1.5%)
iShares Russell Midcap Value Index ETF (a)	1,896,800	158,781
Total Exchange-Traded Funds (Cost $133,210)		158,781
Collateral for Securities Loaned^ (3.6%)
BlackRock Liquidity Funds TempFund, Institutional Class, 2.29% (c)	97,971,408	97,971
Fidelity Investments Money Market Government Portfolio, Institutional Class, 2.10% (c)	105,689,500	105,690
Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 2.23% (c)	9,804,534	9,805
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.31% (c)	24,491,995	24,492
JPMorgan Prime Money Market Fund, Capital Class, 2.28% (c)	97,967,491	97,967
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.29% (c)	53,882,389	53,882
Total Collateral for Securities Loaned (Cost $389,807)		389,807
Total Investments (Cost $9,913,438) — 101.6%		10,944,916
Liabilities in excess of other assets — (1.6)%		(169,354)
NET ASSETS — 100.00%		$10,775,562

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rate disclosed is the daily yield on October 31, 2018.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

14

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (94.4%)
Banks (11.0%):
Associated Banc-Corp. (a)	2,656,934	$61,588
Bank of Hawaii Corp. (a)	842,275	66,067
BOK Financial Corp.	205,865	17,649
Columbia Banking System, Inc.	1,362,300	50,528
Eagle Bancorp, Inc. (b)	1,055,150	51,882
Independent Bank Corp.	611,521	47,974
Lakeland Financial Corp.	793,450	34,142
Pinnacle Financial Partners, Inc. (a)	1,184,975	61,974
South State Corp.	939,800	63,596
Sterling BanCorp (a)	2,469,250	44,397
UMB Financial Corp.	1,034,700	66,066
		565,863
Capital Markets (0.7%):
Virtus Investment Partners, Inc.	337,650	33,542
Communication Services (1.3%):
The E.W. Scripps Co., Class A (a) (d)	4,011,875	67,480
Consumer Discretionary (9.8%):
Asbury Automotive Group, Inc. (b)	592,475	38,570
Choice Hotels International, Inc. (a)	948,075	69,589
Churchill Downs, Inc.	65,900	16,449
Core-Mark Holding Co., Inc.	1,182,800	45,431
Culp, Inc. (d)	1,344,995	31,137
Dunkin' Brands Group, Inc. (a)	748,875	54,338
Helen of Troy Ltd. (a) (b)	332,975	41,329
Penske Automotive Group, Inc.	1,500,575	66,596
Sothebys Holdings, Inc., Class A (a) (b)	160,028	6,721
Steven Madden Ltd.	1,081,062	33,805
Unifi, Inc. (b) (d)	1,302,900	29,823
Wolverine World Wide, Inc.	1,963,643	69,062
		502,850
Consumer Staples (5.9%):
Casey's General Stores, Inc.	414,300	52,247
Flowers Foods, Inc.	968,475	18,701
Performance Food Group Co. (b)	2,598,607	76,191
Sanderson Farms, Inc. (a)	849,775	83,610
The Andersons, Inc. (d)	2,039,982	73,439
		304,188
Energy (3.2%):
Helix Energy Solutions Group, Inc. (a) (b)	5,856,495	49,897
SRC Energy, Inc. (a) (b)	7,312,050	51,769
Unit Corp. (b) (d)	2,750,700	63,624
		165,290

See notes to financial statements.

15

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments — continued October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (3.0%):
AMN Healthcare Services, Inc. (a) (b)	142,125	$7,194
AngioDynamics, Inc. (b)	1,336,325	27,301
Avanos Medical, Inc., Class I (a) (b)	861,750	48,775
Hanger, Inc. (b)	1,103,675	20,595
Molina Healthcare, Inc. (b)	178,275	22,600
NuVasive, Inc. (b)	453,150	25,453
		151,918
Industrials (20.5%):
ABM Industries, Inc. (a)	1,130,325	34,757
Aerojet Rocketdyne Holdings, Inc. (a) (b)	1,123,975	39,699
Alamo Group, Inc. (d)	639,350	54,805
Applied Industrial Technologies, Inc.	556,700	36,592
AZZ, Inc.	473,150	20,984
Carlisle Cos., Inc. (a)	624,109	60,283
Crane Co.	714,450	62,185
EMCOR Group, Inc.	1,089,075	77,303
Encore Wire Corp.	1,003,988	44,376
Esterline Technologies Corp. (b)	245,750	28,841
Forward Air Corp.	720,700	43,235
FTI Consulting, Inc. (a) (b)	497,025	34,349
Granite Construction, Inc. (a)	1,090,415	49,854
Marten Transport Ltd.	1,511,425	29,110
Milacron Holdings Corp. (b)	2,208,325	30,917
Mueller Industries, Inc.	1,121,000	27,296
MYR Group, Inc. (b) (d)	1,252,363	41,816
TriMas Corp. (b)	1,835,000	54,041
UniFirst Corp.	439,000	65,543
Universal Forest Products, Inc.	1,856,275	52,477
Viad Corp.	922,425	44,175
Watts Water Technologies, Inc., Class A (a)	737,100	51,634
Werner Enterprises, Inc. (a)	1,105,050	35,572
Woodward, Inc.	459,200	33,815
		1,053,659
Information Technology (9.3%):
ADTRAN, Inc. (d)	2,591,600	34,831
Anixter International, Inc. (b)	1,052,100	69,112
Electronics For Imaging, Inc. (a) (b)	1,386,100	42,207
Littelfuse, Inc. (a)	119,600	21,667
LogMeIn, Inc.	455,775	39,251
ManTech International Corp., Class A	952,075	54,535
MAXIMUS, Inc.	1,075,025	69,845
Mesa Laboratories, Inc. (a)	86,714	15,842
MicroStrategy, Inc., Class A (b)	311,600	39,252
Nice Ltd., ADR (a) (b)	420,025	44,498
Sykes Enterprises, Inc. (b)	1,464,900	44,928
		475,968

See notes to financial statements.

16

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments — continued October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Insurance (13.5%):
American Financial Group, Inc.	354,553	$35,466
AMERISAFE, Inc.	886,675	57,714
Axis Capital Holdings Ltd. (a)	1,083,625	60,455
Brown & Brown, Inc.	2,336,024	65,829
FBL Financial Group, Inc., Class A	563,785	38,890
First American Financial Corp.	1,428,300	63,317
Hanover Insurance Group, Inc.	583,050	64,940
Horace Mann Educators Corp.	1,782,750	70,026
Kinsale Capital Group, Inc.	197,427	11,788
ProAssurance Corp. (a)	1,559,375	68,488
Renaissancere Holdings Ltd. (a)	489,200	59,761
State Auto Financial Corp.	1,137,400	36,158
White Mountains Insurance Group Ltd. (a)	67,575	59,917
		692,749
Materials (8.8%):
Cabot Corp.	895,608	43,598
Graphic Packaging Holding Co. (a)	899,325	9,902
Kaiser Aluminum Corp.	505,925	48,250
Minerals Technologies, Inc.	913,925	50,037
Orion Engineered Carbons SA	1,955,525	50,472
PolyOne Corp.	1,100,550	35,559
Sensient Technologies Corp. (a)	774,625	50,242
Sonoco Products Co.	991,725	54,128
Valvoline, Inc. (a)	2,667,025	53,128
Worthington Industries, Inc. (a)	1,298,164	54,367
		449,683
Real Estate (4.7%):
American Assets Trust, Inc.	1,517,500	58,211
Healthcare Realty Trust, Inc.	2,205,375	61,442
LTC Properties, Inc. (a)	1,155,175	49,407
Washington Real Estate Investment Trust	2,534,150	70,627
		239,687
Utilities (2.7%):
ALLETE, Inc.	593,800	43,941
MGE Energy, Inc.	528,500	33,021
NorthWestern Corp. (a)	450,275	26,458
ONE Gas, Inc.	430,300	33,955
		137,375
Total Common Stocks (Cost $4,384,733)		4,840,252
Exchange-Traded Funds (1.4%)
iShares Russell 2000 Value Index Fund ETF (a)	612,100	74,156
Total Exchange-Traded Funds (Cost $71,592)		74,156

See notes to financial statements.

17

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments — continued October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned^ (6.3%)
BlackRock Liquidity Funds TempFund, Institutional Class, 2.29% (c)	81,275,212	$81,275
Fidelity Investments Money Market Government Portfolio, Institutional Class, 2.10% (c)	87,677,871	87,678
Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 2.23% (c)	8,133,655	8,134
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.31% (c)	20,318,092	20,318
JPMorgan Prime Money Market Fund, Capital Class, 2.28% (c)	81,271,962	81,272
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.29% (c)	44,699,803	44,700
Total Collateral for Securities Loaned (Cost $323,377)		323,377
Total Investments (Cost $4,779,702) — 102.1%		5,237,785
Liabilities in excess of other assets — (2.1)%		(109,320)
NET ASSETS — 100.00%		$5,128,465

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rate disclosed is the daily yield on October 31, 2018.

(d)  Affiliated security (See Note 8)

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

See notes to financial statements.

18

Victory Portfolios	Statements of Assets and Liabilities October 31, 2018

(Amounts in Thousands, Except Per Share Amounts)

	Victory Sycamore Established Value Fund		Victory Sycamore Small Company Opportunity Fund
ASSETS:
Affiliated investments, at value (Cost $— and $400,278)	$—		$396,955
Unaffiliated investments, at value (Cost $9,913,438 and $4,379,424)	10,944,916	(a)	4,840,830	(b)
Cash and cash equivalents	244,208		241,158
Interest and dividends receivable	10,202		1,881
Receivable from affiliate on interfund lending	592		—
Receivable for capital shares issued	11,351		5,180
Receivable for investments sold	5,394		13,499
Prepaid expenses	69		11
Total Assets	11,216,732		5,499,514
LIABILITIES:
Payables:
Collateral received on loaned securities	389,807		323,377
Investments purchased	29,535		34,034
Capital shares redeemed	14,948		8,771
Accrued expenses and other payables:
Investment advisory fees	4,270		3,420
Administration fees	580		277
Custodian fees	84		40
Transfer agent fees	893		614
Chief Compliance Officer fees	7		3
Trustees' fees	11		5
12b-1 fees	462		118
Other accrued expenses	573		390
Total Liabilities	441,170		371,049
NET ASSETS:
Capital	8,918,899		4,102,294
Total distributable earnings/(loss)	1,856,663		1,026,171
Net Assets	$10,775,562		$5,128,465
Net Assets
Class A Shares	$2,008,143		$486,622
Class C Shares	90,128		—
Class I Shares	3,509,093		4,127,411
Class R Shares	897,277		286,480
Class R6 Shares	3,822,378		195,360
Class Y Shares	448,543		32,592
Total	$10,775,562		$5,128,465
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	50,817		10,600
Class C Shares	2,329		—
Class I Shares	88,735		88,890
Class R Shares	22,991		6,642
Class R6 Shares	96,641		4,213
Class Y Shares	11,344		707
Total	272,857		111,052

(continues on next page)

See notes to financial statements.

19

Victory Portfolios	Statements of Assets and Liabilities October 31, 2018

(Amounts in Thousands, Except Per Share Amounts)  (continued)

	Victory Sycamore Established Value Fund	Victory Sycamore Small Company Opportunity Fund
Net asset value, offering (except Class A Shares) and redemption price per share: (c)
Class A Shares	$39.52	$45.91
Class C Shares (d)	38.69	—
Class I Shares	39.55	46.43
Class R Shares	39.03	43.13
Class R6 Shares	39.55	46.38
Class Y Shares	39.54	46.13
Maximum Sales Charge — Class A Shares	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$41.93	$48.71

(a)  Includes $382,275 of securities on loan.

(b)  Includes $312,181 of securities on loan.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

20

Victory Portfolios	Statements of Operations For the Year Ended October 31, 2018

(Amounts in Thousands)

	Victory Sycamore Established Value Fund	Victory Sycamore Small Company Opportunity Fund
Investment Income:
Unaffiliated interest	$4,053	$2,731
Affiliated dividends	—	3,552
Unaffiliated dividends	187,256	80,564
Interfund lending	18	1
Securities lending (net of fees)	2,488	227
Foreign tax withholding	—	(244)
Total Income	193,815	86,831
Expenses:
Investment advisory fees	50,308	40,092
Administration fees	6,602	3,137
12b-1 fees — Class A Shares	5,674	1,428
12b-1 fees — Class C Shares	1,011	—
12b-1 fees — Class R Shares	5,028	1,609
Custodian fees	480	249
Transfer agent fees — Class A Shares	2,374	695
Transfer agent fees — Class C Shares	118	—
Transfer agent fees — Class I Shares	2,124	924
Transfer agent fees — Class R Shares	582	301
Transfer agent fees — Class R6 Shares	604	3
Transfer agent fees — Class Y Shares	292	56
Trustees' fees	886	416
Chief Compliance Officer fees	104	49
Legal and audit fees	489	245
State registration and filing fees	425	250
Other expenses	1,269	846
Total Expenses	78,370	50,300
Net Investment Income (Loss)	115,445	36,531
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from affiliated securities transactions	—	(457)
Net realized gains (losses) from unaffiliated investment transactions	836,605	565,289
Net change in unrealized appreciation/depreciation on affiliated investments	—	(41,508)
Net change in unrealized appreciation/depreciation on unaffiliated investments	(717,844)	(544,578)
Net realized/unrealized gains (losses) on investments	118,761	(21,254)
Change in net assets resulting from operations	$234,206	$15,277

See notes to financial statements.

21

Victory Portfolios	Statements of Change in Net Assets

(Amounts in Thousands)

	Victory Sycamore Established Value Fund		Victory Sycamore Small Company Opportunity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$115,445	$62,576	$36,531	$20,188
Net realized gains (losses) from affiliated and unaffiliated investment transactions	836,605	260,031	564,832	261,687
Net change in unrealized appreciation (depreciation) on affiliated and unaffiliated investments	(717,844)	1,113,529	(586,086)	711,901
Change in net assets resulting from operations	234,206	1,436,136	15,277	993,776
Distributions to Shareholders: (a)
Class A Shares	(75,454)	(33,472)	(30,027)	(28,035)
Class C Shares	(2,641)	(471)	—	—
Class I Shares	(186,691)	(66,249)	(216,065)	(138,769)
Class R Shares	(31,232)	(12,255)	(17,144)	(16,361)
Class R6 Shares	(59,772)	(13,858)	(4,823)	(1,342)
Class Y Shares	(15,681)	(2,142)	(1,762)	(7,244)
Change in net assets resulting from distributions to shareholders	(371,471)	(128,447)	(269,821)	(191,751)
Change in net assets resulting from capital transactions	354,771	3,605,168	321,072	836,771
Change in net assets	217,506	4,912,857	66,528	1,638,796
Net Assets:
Beginning of period	10,558,056	5,645,199	5,061,937	3,423,141
End of period	$10,775,562	$10,558,056	$5,128,465	$5,061,937

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

(continues on next page)

See notes to financial statements.

22

Victory Portfolios	Statements of Change in Net Assets

(Amounts in Thousands)  (continued)

	Victory Sycamore Established Value Fund		Victory Sycamore Small Company Opportunity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Capital Transactions:
Class A Shares
Proceeds from shares issued	$391,843	$1,307,436	$118,885	$196,916
Distributions reinvested	62,087	27,426	24,644	23,261
Cost of shares redeemed	(815,800)	(1,047,620)	(236,724)	(257,608)
Total Class A Shares	$(361,870)	$287,242	$(93,195)	$(37,431)
Class C Shares
Proceeds from shares issued	$7,132	$74,953	—	—
Distributions reinvested	2,424	425	—	—
Cost of shares redeemed	(20,048)	(8,552)	—	—
Total Class C Shares	$(10,492)	$66,826	—	—
Class I Shares
Proceeds from shares issued	$1,395,898	$3,022,978	$993,338	$1,576,181
Distributions reinvested	169,868	59,775	200,613	126,175
Cost of shares redeemed	(3,383,407)	(1,038,403)	(866,339)	(731,527)
Total Class I Shares	$(1,817,641)	$2,044,350	$327,612	$970,829
Class R Shares
Proceeds from shares issued	$153,972	$361,598	$37,214	$72,532
Distributions reinvested	29,591	11,593	16,163	15,426
Cost of shares redeemed	(284,445)	(302,995)	(85,267)	(117,366)
Total Class R Shares	$(100,882)	$70,196	$(31,890)	$(29,408)
Class R6 Shares
Proceeds from shares issued	$3,025,909	$904,213	$147,778	$67,380
Distributions reinvested	58,065	13,807	4,823	1,342
Cost of shares redeemed	(404,289)	(191,985)	(32,850)	(13,821)
Total Class R6 Shares	$2,679,685	$726,035	$119,751	$54,901
Class Y Shares
Proceeds from shares issued	$229,752	$484,975	$4,999	$30,263
Distributions reinvested	13,058	1,392	517	172
Cost of shares redeemed	(276,839)	(75,848)	(6,722)	(152,555)
Total Class Y Shares	$(34,029)	$410,519	$(1,206)	$(122,120)
Change in net assets resulting from capital transactions	$354,771	$3,605,168	$321,072	$836,771

(continues on next page)

See notes to financial statements.

23

Victory Portfolios	Statements of Change in Net Assets

(Amounts in Thousands)  (continued)

	Victory Sycamore Established Value Fund		Victory Sycamore Small Company Opportunity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Share Transactions:
Class A Shares
Issued	9,528	35,112	2,480	4,433
Reinvested	1,524	746	524	526
Redeemed	(19,865)	(27,554)	(4,924)	(5,763)
Total Class A Shares	(8,813)	8,304	(1,920)	(804)
Class C Shares
Issued	178	2,049	—	—
Reinvested	61	12	—	—
Redeemed	(498)	(229)	—	—
Total Class C Shares	(259)	1,832	—	—
Class I Shares
Issued	33,958	80,778	20,357	35,017
Reinvested	4,167	1,613	4,219	2,832
Redeemed	(80,850)	(27,487)	(17,803)	(16,264)
Total Class I Shares	(42,725)	54,904	6,773	21,585
Class R Shares
Issued	3,819	9,792	819	1,724
Reinvested	736	320	366	369
Redeemed	(6,994)	(8,146)	(1,887)	(2,800)
Total Class R Shares	(2,439)	1,966	(702)	(707)
Class R6 Shares
Issued	72,178	23,979	3,032	1,504
Reinvested	1,413	371	102	30
Redeemed	(9,777)	(5,076)	(673)	(307)
Total Class R6 Shares	63,814	19,274	2,461	1,227
Class Y Shares
Issued	5,577	12,592	103	666
Reinvested	320	37	11	4
Redeemed	(6,717)	(1,964)	(140)	(3,478)
Total Class Y Shares	(820)	10,665	(26)	(2,808)
Change in Shares	8,758	96,945	6,586	18,493

See notes to financial statements.

24

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Sycamore Established Value Fund
	Class A Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$40.01	$33.82	$35.55	$37.01	$34.89
Investment Activities:
Net investment income (loss)	0.35 (a)	0.22 (a)	0.23 (a)	0.44	0.23
Net realized and unrealized gains (losses) on investments	0.48	6.53	1.50	3.07	4.44
Total from Investment Activities	0.83	6.75	1.73	3.51	4.67
Distributions to Shareholders:
Net investment income	(0.33)	(0.21)	(0.22)	(0.41)	(0.22)
Net realized gains from investments	(0.99)	(0.35)	(3.24)	(4.56)	(2.33)
Total Distributions to Shareholders	(1.32)	(0.56)	(3.46)	(4.97)	(2.55)
Net Asset Value, End of Period	$39.52	$40.01	$33.82	$35.55	$37.01
Total Return (excludes sales charge)	2.01%	20.12%	5.80%	10.08%	13.97%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,008,143	$2,386,049	$1,735,974	$1,076,956	$958,992
Ratio of net expenses to average net assets	0.89%	0.90%	0.95%	0.99%	1.04%
Ratio of net investment income (loss) to average net assets	0.85%	0.58%	0.69%	1.21%	0.63%
Portfolio turnover (b)	36%	32%	40%	58%	51%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

25

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sycamore Established Value Fund
	Class C Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016(a)
Net Asset Value, Beginning of Period	$39.22	$33.26	$29.08
Investment Activities:
Net investment income (loss) (b)	0.03	(0.09)	(0.09)
Net realized and unrealized gains (losses) on investments	0.46	6.44	4.37
Total from Investment Activities	0.49	6.35	4.28
Distributions to Shareholders:
Net investment income	(0.03)	(0.04)	(0.10)
Net realized gains from investments	(0.99)	(0.35)	—
Total Distributions to Shareholders	(1.02)	(0.39)	(0.10)
Net Asset Value, End of Period	$38.69	$39.22	$33.26
Total Return (excludes contingent deferred sales charge) (c)	1.19%	19.20%	14.75%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$90,128	$101,506	$25,146
Ratio of net expenses to average net assets (d)	1.68%	1.70%	1.80%
Ratio of net investment income (loss) to average net assets (d)	0.07%	(0.24)%	(0.40)%
Portfolio turnover (c) (e)	36%	32%	40%

(a)  Class C Shares commenced operations on March 1, 2016.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

26

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sycamore Established Value Fund
	Class I Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$40.04	$33.83	$35.56	$37.01	$34.89
Investment Activities:
Net investment income (loss)	0.47 (a)	0.32 (a)	0.30 (a)	0.56	0.35
Net realized and unrealized gains (losses) on investments	0.48	6.56	1.52	3.08	4.44
Total from Investment Activities	0.95	6.88	1.82	3.64	4.79
Distributions to Shareholders:
Net investment income	(0.45)	(0.32)	(0.31)	(0.53)	(0.34)
Net realized gains from investments	(0.99)	(0.35)	(3.24)	(4.56)	(2.33)
Total Distributions to Shareholders	(1.44)	(0.67)	(3.55)	(5.09)	(2.67)
Net Asset Value, End of Period	$39.55	$40.04	$33.83	$35.56	$37.01
Total Return	2.30%	20.50%	6.08%	10.51%	14.38%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,509,093	$5,263,053	$2,590,122	$761,549	$529,882
Ratio of net expenses to average net assets	0.59%	0.62%	0.69%	0.63%	0.66%
Ratio of net investment income (loss) to average net assets	1.14%	0.85%	0.91%	1.55%	0.99%
Portfolio turnover (b)	36%	32%	40%	58%	51%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

27

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sycamore Established Value Fund
	Class R Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$39.54	$33.43	$35.18	$36.67	$34.60
Investment Activities:
Net investment income (loss)	0.26 (a)	0.14 (a)	0.17 (a)	0.38	0.16
Net realized and unrealized gains (losses) on investments	0.48	6.46	1.48	3.04	4.40
Total from Investment Activities	0.74	6.60	1.65	3.42	4.56
Distributions to Shareholders:
Net investment income	(0.26)	(0.14)	(0.16)	(0.35)	(0.16)
Net realized gains from investments	(0.99)	(0.35)	(3.24)	(4.56)	(2.33)
Total Distributions to Shareholders	(1.25)	(0.49)	(3.40)	(4.91)	(2.49)
Net Asset Value, End of Period	$39.03	$39.54	$33.43	$35.18	$36.67
Total Return	1.80%	19.89%	5.60%	9.91%	13.76%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$897,277	$1,005,561	$784,442	$705,436	$675,421
Ratio of net expenses to average net assets	1.10%	1.10%	1.13%	1.16%	1.20%
Ratio of net investment income (loss) to average net assets	0.65%	0.38%	0.54%	1.05%	0.46%
Portfolio turnover (b)	36%	32%	40%	58%	51%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

28

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sycamore Established Value Fund
	Class R6 Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015		Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$40.05	$33.85	$35.56	$37.02		$34.74
Investment Activities:
Net investment income (loss)	0.49 (b)	0.35 (b)	0.31 (b)	0.55		0.20
Net realized and unrealized gains (losses) on investments	0.48	6.54	1.55	3.08		2.33
Total from Investment Activities	0.97	6.89	1.86	3.63		2.53
Distributions to Shareholders:
Net investment income	(0.48)	(0.34)	(0.33)	(0.53)		(0.25)
Net realized gains from investments	(0.99)	(0.35)	(3.24)	(4.56)		—
Total Distributions to Shareholders	(1.47)	(0.69)	(3.57)	(5.09)		(0.25)
Net Asset Value, End of Period	$39.55	$40.05	$33.85	$35.56		$37.02
Total Return (c)	2.34%	20.54%	6.20%	10.48%		7.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,822,378	$1,314,843	$458,750	$52,450		$24,880
Ratio of net expenses to average net assets (d)	0.57%	0.54%	0.59%	0.63%		0.64%
Ratio of net investment income (loss) to average net assets (d)	1.19%	0.91%	0.93%	1.47%		0.66%
Ratio of gross expenses to average net assets (d)	0.57%	0.54%	0.59%	0.65	%(e)	0.91	%(e)
Portfolio turnover (c) (f)	36%	32%	40%	58%		51%

(a)  Class R6 Shares commenced operations on March 4, 2014.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

29

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sycamore Established Value Fund
	Class Y Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$40.04	$33.83	$35.56	$37.02		$34.90
Investment Activities:
Net investment income (loss)	0.46 (a)	0.31 (a)	0.28 (a)	0.49		0.30
Net realized and unrealized gains (losses) on investments	0.48	6.57	1.53	3.08		4.44
Total from Investment Activities	0.94	6.88	1.81	3.57		4.74
Distributions to Shareholders:
Net investment income	(0.45)	(0.32)	(0.30)	(0.47)		(0.29)
Net realized gains from investments	(0.99)	(0.35)	(3.24)	(4.56)		(2.33)
Total Distributions to Shareholders	(1.44)	(0.67)	(3.54)	(5.03)		(2.62)
Net Asset Value, End of Period	$39.54	$40.04	$33.83	$35.56		$37.02
Total Return	2.27%	20.51%	6.03%	10.27%		14.19%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$448,543	$487,044	$50,765	$10,200		$7,516
Ratio of net expenses to average net assets	0.62%	0.60%	0.72%	0.83%		0.83%
Ratio of net investment income (loss) to average net assets	1.13%	0.81%	0.85%	1.36%		0.83%
Ratio of gross expenses to average net assets	0.62%	0.60%	0.72%	0.94	%(b)	0.87	%(b)
Portfolio turnover (c)	36%	32%	40%	58%		51%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

30

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Sycamore Small Company Opportunity Fund
	Class A Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$48.23	$39.74	$40.01	$42.01	$40.29
Investment Activities:
Net investment income (loss)	0.22 (a)	0.11 (a)	0.10 (a)	0.03	0.02
Net realized and unrealized gains (losses) on investments	(0.09)	10.44	3.05	1.60	4.40
Total from Investment Activities	0.13	10.55	3.15	1.63	4.42
Distributions to Shareholders:
Net investment income	(0.21)	(0.12)	(0.05)	—	(0.01)
Net realized gains from investments	(2.24)	(1.94)	(3.37)	(3.63)	(2.69)
Total Distributions to Shareholders	(2.45)	(2.06)	(3.42)	(3.63)	(2.70)
Net Asset Value, End of Period	$45.91	$48.23	$39.74	$40.01	$42.01
Total Return (excludes sales charge)	0.17%	27.02%	8.66%	3.94%	11.29%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$486,622	$603,851	$529,545	$437,280	$467,936
Ratio of net expenses to average net assets	1.22%	1.23%	1.26%	1.30%	1.31%
Ratio of net investment income (loss) to average net assets	0.46%	0.25%	0.25%	0.08%	0.06%
Portfolio turnover (b)	43%	36%	59%	53%	47%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

31

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sycamore Small Company Opportunity Fund
	Class I Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$48.75	$40.12	$40.37	$42.31	$40.56
Investment Activities:
Net investment income (loss)	0.37 (a)	0.25 (a)	0.21 (a)	0.16	0.16
Net realized and unrealized gains (losses) on investments	(0.09)	10.55	3.08	1.62	4.43
Total from Investment Activities	0.28	10.80	3.29	1.78	4.59
Distributions to Shareholders:
Net investment income	(0.36)	(0.23)	(0.17)	(0.09)	(0.15)
Net realized gains from investments	(2.24)	(1.94)	(3.37)	(3.63)	(2.69)
Total Distributions to Shareholders	(2.60)	(2.17)	(3.54)	(3.72)	(2.84)
Net Asset Value, End of Period	$46.43	$48.75	$40.12	$40.37	$42.31
Total Return	0.49%	27.44%	8.99%	4.30%	11.66%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,127,411	$4,003,419	$2,428,803	$2,049,885	$1,568,121
Ratio of net expenses to average net assets	0.88%	0.90%	0.96%	0.96%	0.98%
Ratio of net investment income (loss) to average net assets	0.76%	0.56%	0.56%	0.40%	0.37%
Portfolio turnover (b)	43%	36%	59%	53%	47%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

32

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sycamore Small Company Opportunity Fund
	Class R Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$45.47	$37.59	$38.06	$40.21	$38.77
Investment Activities:
Net investment income (loss)	0.10 (a)	0.01 (a)	0.02 (a)	(0.05)	(0.09)
Net realized and unrealized gains (losses) on investments	(0.08)	9.86	2.88	1.53	4.22
Total from Investment Activities	0.02	9.87	2.90	1.48	4.13
Distributions to Shareholders:
Net investment income	(0.12)	(0.05)	—	—	—
Net realized gains from investments	(2.24)	(1.94)	(3.37)	(3.63)	(2.69)
Total Distributions to Shareholders	(2.36)	(1.99)	(3.37)	(3.63)	(2.69)
Net Asset Value, End of Period	$43.13	$45.47	$37.59	$38.06	$40.21
Total Return	(0.06)%	26.73%	8.42%	3.73%	10.97%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$286,480	$333,944	$302,652	$274,917	$298,601
Ratio of net expenses to average net assets	1.44%	1.45%	1.48%	1.52%	1.58%
Ratio of net investment income (loss) to average net assets	0.23%	0.03%	0.05%	(0.13)%	(0.22)%
Portfolio turnover (b)	43%	36%	59%	53%	47%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

33

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sycamore Small Company Opportunity Fund
	Class R6 Shares
	Year Ended October 31, 2018		Year Ended October 31, 2017	Period Ended October 31, 2016(a)
Net Asset Value, Beginning of Period	$48.69		$40.08	$38.97
Investment Activities:
Net investment income (loss) (b)	0.30		0.21	0.13
Net realized and unrealized gains (losses) on investments	(0.00	)(c)	10.58	4.54
Total from Investment Activities	0.30		10.79	4.67
Distributions to Shareholders:
Net investment income	(0.37)		(0.24)	(0.19)
Net realized gains from investments	(2.24)		(1.94)	(3.37)
Total Distributions to Shareholders	(2.61)		(2.18)	(3.56)
Net Asset Value, End of Period	$46.38		$48.69	$40.08
Total Return (d)	0.52%		27.44%	12.86%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$195,360		$85,307	$21,044
Ratio of net expenses to average net assets (e)	0.87%		0.90%	0.98%
Ratio of net investment income (loss) to average net assets (e)	0.62%		0.46%	0.39%
Ratio of gross expenses to average net assets (e)	0.87%		0.90%	1.12	%(f)
Portfolio turnover (d) (g)	43%		36%	59%

(a)  Class R6 Shares commenced operations on December 15, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Rounds to less than $0.005.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

34

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sycamore Small Company Opportunity Fund
	Class Y Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$48.33	$39.84		$40.10		$42.06		$40.36
Investment Activities:
Net investment income (loss)	0.29 (a)	0.20	(a)	0.13	(a)	0.10		0.12
Net realized and unrealized gains (losses) on investments	(0.09)	10.40		3.07		1.59		4.36
Total from Investment Activities	0.20	10.60		3.20		1.69		4.48
Distributions to Shareholders:
Net investment income	(0.16)	(0.17)		(0.09)		(0.02)		(0.09)
Net realized gains from investments	(2.24)	(1.94)		(3.37)		(3.63)		(2.69)
Total Distributions to Shareholders	(2.40)	(2.11)		(3.46)		(3.65)		(2.78)
Net Asset Value, End of Period	$46.13	$48.33		$39.84		$40.10		$42.06
Total Return	0.33%	27.10%		8.79%		4.10%		11.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$32,592	$35,416		$141,097		$76,761		$88,387
Ratio of net expenses to average net assets	1.06%	1.15%		1.15%		1.15%		1.15%
Ratio of net investment income (loss) to average net assets	0.61%	0.45%		0.34%		0.23%		0.06%
Ratio of gross expenses to average net assets	1.06%	1.25	%(b)	1.39	%(b)	1.33	%(b)	1.18	%(b)
Portfolio turnover (c)	43%	36%		59%		53%		47%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

35

Victory Portfolios	Notes to Financial Statements October 31, 2018

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company named "The Victory Portfolios," which was organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following two Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory Sycamore Established Value Fund	Sycamore Established Value Fund*	A, C, I, R, R6 and Y
Victory Sycamore Small Company Opportunity Fund	Sycamore Small Company Opportunity Fund	A, I, R, R6 and Y

*  The Sycamore Established Value Fund is generally closed to new investors. The Fund will continue to be available for investment (by direct purchase or exchange) by only: existing shareholders, investors that purchase shares through certain intermediaries, retirement plans that purchase shares through certain record keepers, and current and retired Fund trustees, officers, employees of Victory Capital Management Inc. and affiliated providers, and their family members.

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

36

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of October 31, 2018, based upon the three levels defined above, is included in the table below while the breakdown, by category, of affiliated and unaffiliated investments is disclosed in the Schedules of Portfolio Investments (in thousands):

	LEVEL 1 — Quoted Prices	Total
	Investments in Securities	Investments in Securities
Sycamore Established Value Fund
Common Stocks	$10,396,328	$10,396,328
Exchange-Traded Funds	158,781	158,781
Collateral for Securities Loaned	389,807	389,807
Total	10,944,916	10,944,916
Sycamore Small Company Opportunity Fund
Common Stocks	4,840,252	4,840,252
Exchange-Traded Funds	74,156	74,156
Collateral for Securities Loaned	323,377	323,377
Total	$5,237,785	$5,237,785

For the year ended October 31, 2018, there were no Level 2 or 3 investments for which significant unobservable inputs were used to determine fair value.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

37

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

38

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018

The following table (in thousands) is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of October 31, 2018. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received	<30Days	Between 30 & 90 Days	>90 Days	Net Amount
Sycamore Established Value Fund	$382,275	$389,807	$—	$—	$—	$7,532
Sycamore Small Company Opportunity Fund	312,181	323,377	—	—	—	11,196

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly for the Sycamore Established Value Fund. Dividends from net investment income, if any, are declared and paid annually for the Sycamore Small Company Opportunity Fund. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition — "temporary difference"), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of October 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

39

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended October 31, 2018, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2018 were as follows (in thousands):

	Purchases	Sales
Sycamore Established Value Fund	$4,069,998	$3,875,662
Sycamore Small Company Opportunity Fund	2,241,545	2,143,040

There were no purchases and sales of U.S. Government Securities during the year ended October 31, 2018.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Adviser Fee Tier Rate
Sycamore Established Value Fund
Up to $100 million	0.65%
$100 million — $200 million	0.55%
Over $200 million	0.45%
Sycamore Small Company Opportunity Fund
Up to $500 million	0.85%
Over $500 million	0.75%

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, N.A., acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

40

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. Funds in the Trust, Victory Variable Insurance Funds, Victory Institutional Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), in the aggregate, compensate the Adviser for these services.

The Victory Funds Complex pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Funds, and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares of the Funds. For the year ended October 31, 2018, the Distributor received approximately $136 thousand from commissions earned on sales of Class A Shares of the Funds.

The Adviser has entered into expense limitation agreements with the Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of October 31, 2018, the expense limits (excluding voluntary waivers) are as follows:

	In effect November 1, 2017 until February 28, 2019
	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class R6 Shares	Class Y Shares
Sycamore Established Value Fund	N/A	1.84%	N/A	N/A	N/A	N/A
Sycamore Small Company Opportunity Fund	N/A	N/A	N/A	N/A	N/A(a)	1.15%

(a)  In effect from March 1, 2018 until February 28, 2019.

	Was in effect from November 1, 2017 until February 28, 2018
	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class R6 Shares	Class Y Shares
Sycamore Small Company Opportunity Fund	N/A	N/A	N/A	N/A	0.98%	1.15%

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such

41

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018

payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

As of October 31, 2018, the following amounts are available to be repaid to the Adviser (in thousands):

	Expires 10/31/19	Expires 10/31/20	Expires 10/31/21	Total
Sycamore Small Company Opportunity Fund	$231	$79	$—	$310

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended October 31, 2018.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Borrowing and Interfund Lending

Line of Credit:

The Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 28, 2017, the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The agreement was amended on July 27, 2018 with a new termination date of July 26, 2019. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the year ended October 31, 2018, Citibank earned approximately $150 thousand in commitment fees from the Victory Funds Complex. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. Interest accrued by each Fund during the period is presented on the Statements of Operations under Interest expense on line of credit.

The Funds did not utilize or participate in the Line of Credit during the year ended October 31, 2018.

42

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. Interest accrued by each Fund during the period is presented on the Statements of Operations under Interest expense on interfund lending.

The average borrowing and lending for the days outstanding and average interest rate for each Fund during the year ended October 31, 2018 were as follows (in thousands):

	Borrower or Lender	Amount Outstanding at October 31, 2018	Average Lending*	Days Lending Outstanding	Average Interest Rate	Maximum Lending During the Period
Sycamore Established Value Fund	Lender	$592	$3,189	89	2.34%	$23,256
Sycamore Small Company Opportunity Fund	Lender	—	1,133	12	2.02%	3,881

*  For the year ended October 31, 2018, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Year Ended October 31, 2018
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Sycamore Established Value Fund	$169,596	$201,875	$371,471	$371,471
Sycamore Small Company Opportunity Fund	79,382	190,439	269,821	269,821
	Year Ended October 31, 2017
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Sycamore Established Value Fund	$61,437	$67,010	$128,447	$128,447
Sycamore Small Company Opportunity Fund	62,305	129,446	191,751	191,751

43

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018

As of the tax year ended October 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
Sycamore Established Value Fund	$81,366	$756,970	$838,335	$—	$—	$1,018,353	$1,856,688
Sycamore Small Company Opportunity Fund	121,106	454,532	575,637	—	—	450,560	1,026,197

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31, 2018, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2018 and specified losses incurred after October 31, 2018. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

At October 31, 2018, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows (in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Sycamore Established Value Fund	$9,926,563	$1,477,417	$(459,064)	$1,018,353
Sycamore Small Company Opportunity Fund	4,787,225	684,639	(234,079)	450,560

As of October 31, 2018 on the Statements of Assets and Liabilities, as a result of permanent book-to-tax difference, reclassification adjustments were as follows (in thousands):

	Accumulated Net Investment Income (Loss)*	Accumulated Net Realized Gains (Losses)*	Capital
Sycamore Established Value Fund	$2,031	$(2,031)	$—
Sycamore Small Company Opportunity Fund	620	(620)	—

*  These components of capital are presented together as "Total distributable earnings/(loss)" on the Statement of Assets and Liabilities.

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares or a fund managed by VCM. Transactions in affiliated securities during the year ended October 31, 2018 were as follows:

	Fair Value 10/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 10/31/2018	Dividend Income
Sycamore Small Company Opportunity Fund
ADTRAN, Inc.	$54,683	$—	$—	$—	$(19,852)	$34,831	$933
Alamo Group, Inc.	42,426	23,217	(1,399)	702	(10,141)	54,805	222
The Andersons, Inc.	78,891	9,172	(14,216)	(1,159)	751	73,439	1,474
Culp, Inc.	28,327	12,582	—	—	(9,772)	31,137	422
MYR Group, Inc.	14,987	25,825	—	—	1,004	41,816	—
The E.W. Scripps Co., Class A	47,794	17,172	—	—	2,514	67,480	501
Unifi, Inc.	33,840	13,223	—	—	(17,240)	29,823	—
Unit Corp.	37,889	14,507	—	—	11,228	63,624	—
Total	$338,837	$115,698	$(15,615)	$(457)	$(41,508)	$396,955	$3,552

44

Victory Portfolios	Notes to Financial Statements — continued October 31, 2018

9. Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduced two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements. The Regulation S-X amendments had a compliance date of August 1, 2017, and are reflected in this report. The Funds' compliance date for Form N-PORT was June 1, 2018, and the Funds will make their initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ended June 30, 2018, the Funds were required to maintain, and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file the Form N-PORT with the SEC for the period ending March 31, 2019. The Funds' compliance date for Form N-CEN was June 1, 2018, and the Funds will make their initial filing on Form N-CEN for the period ended October 31, 2018. Form N-CEN will replace Form N-SAR filings. The Funds' adoption of these amendments has no effect on the net assets or results of operations.

In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Funds have early adopted ASU 2018-13 with the financial statements prepared as of October 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Funds' adoption of these amendments, effective with the financial statements prepared as of October 31, 2018 had no effect on the Funds' net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the October 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Distributions to shareholders for the year ended October 31, 2017 from net investment income and net realized gains in the Funds were as follows:

	Sycamore Established Value Fund	Sycamore Small Company Opportunity Fund
Distributions to Shareholders:
From net investment income:
Class A Shares	$(13,470)	$(1,612)
Class C Shares	(56)	—
Class I Shares	(35,454)	(14,803)
Class R Shares	(3,632)	(410)
Class R6 Shares	(8,005)	(147)
Class Y Shares	(1,541)	(589)
From net realized gains:
Class A Shares	$(20,002)	$(26,423)
Class C Shares	(415)	—
Class I Shares	(30,795)	(123,966)
Class R Shares	(8,623)	(15,951)
Class R6 Shares	(5,853)	(1,195)
Class Y Shares	(601)	(6,655)

10. Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Victory Sycamore Established Value Fund and Victory Sycamore Small Company Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Victory Sycamore Established Value Fund and Victory Sycamore Small Company Opportunity Fund (the Funds) (two of the funds constituting the Victory Portfolios (the "Trust")) including the portfolios of investments, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting the Trust) at October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
December 21, 2018

46

Victory Portfolios	Supplemental Information October 31, 2018

  (Unaudited)

Trustee and Officer Information Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 71	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 67*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 74	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011 to July 2016).

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Victory Portfolios	Supplemental Information — continued October 31, 2018

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 65	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016- September 2017); Advisor (January 2016-April 2016) and Managing Partner (August 2014-January 2016), Endgate Commodities LLC; Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 61*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007 to July 2016).
Leigh A. Wilson, 73	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 46**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

48

Victory Portfolios	Supplemental Information — continued October 31, 2018

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 64	Assistant Secretary	December 1997	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-2017).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

49

Victory Portfolios	Supplemental Information — continued October 31, 2018

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

50

Victory Portfolios	Supplemental Information — continued October 31, 2018

  (Unaudited)

	Beginning Account Value 5/1/18	Actual Ending Account Value 10/31/18	Hypothetical Ending Account Value 10/31/18	Actual Expenses Paid During Period 5/1/18- 10/31/18*	Hypothetical Expenses Paid During Period 5/1/18- 10/31/18*	Annualized Expense Ratio During Period 5/1/18- 10/31/18
Sycamore Established Value Fund
Class A	$1,000.00	$986.80	$1,020.72	$4.46	$4.53	0.89%
Class C	1,000.00	982.80	1,016.74	8.40	8.54	1.68%
Class I	1,000.00	988.20	1,022.23	2.96	3.01	0.59%
Class R	1,000.00	985.70	1,019.66	5.51	5.60	1.10%
Class R6	1,000.00	988.30	1,022.28	2.91	2.96	0.58%
Class Y	1,000.00	987.90	1,022.03	3.16	3.21	0.63%
Sycamore Small Company Opportunity Fund
Class A	1,000.00	983.70	1,019.06	6.10	6.21	1.22%
Class I	1,000.00	985.40	1,020.82	4.35	4.43	0.87%
Class R	1,000.00	982.70	1,017.95	7.20	7.32	1.44%
Class R6	1,000.00	985.60	1,020.77	4.40	4.48	0.88%
Class Y	1,000.00	985.10	1,020.32	4.85	4.94	0.97%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

51

Victory Portfolios	Supplemental Information — continued October 31, 2018

  (Unaudited)

Additional Federal Income Tax Information

For the year ended October 31, 2018, the Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Amount
Sycamore Established Value Fund	89%
Sycamore Small Company Opportunity Fund	67%

Dividends qualified for corporate dividends received deductions of:

Amount
Sycamore Established Value Fund	86%
Sycamore Small Company Opportunity Fund	73%

For the year ended October 31, 2018, the Funds designated short-term capital gain distributions (in thousands):

Amount
Sycamore Established Value Fund	$60,572
Sycamore Small Company Opportunity Fund	44,514

For the year ended October 31, 2018, the Funds designated long-term capital gain distributions (in thousands):

Amount
Sycamore Established Value Fund	$201,875
Sycamore Small Company Opportunity Fund	190,439

52

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VP-SMF-AR  (10/18)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics in included as an Exhibit.

(b)         During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2017	2018
(a) Audit Fees (1)	$163,255	$123,600
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	57,992	52,780
(d) All Other Fees (4)	0	0

(1)         Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)         Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, international tax fee transactions and tax planning.  Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For the fiscal years ended October 31, 2018 and October 31, 2017, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2017 and 2018 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g)

2017	$283,159
2018	$133,280

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment adviser (and the adviser’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)      Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer
Date	January 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer
Date	January 2, 2019

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer
Date	January 2, 2019